                             TIB BANK OF THE KEYS

                              KEY LARGO, FLORIDA



                         EMPLOYEE STOCK OWNERSHIP PLAN


                           (With 401(k) Provisions)



                  Amended and Restated as of January 1, 1994

SECTION                                                              PAGE
     1.  Nature of Plan.....................................          1.1

     2.  Definitions........................................          2.1

     3.  Eligibility and Participation......................          3.1

     4.  Employer and Employee Contributions................          4.1

     5.  Investment of Trust Assets.........................          5.1

     6.  Allocations to Participants' Accounts..............          6.1

     7.  Expenses of the Plan and Trust.....................          7.1

     8.  Voting Bank Stock..................................          8.1

     9.  Disclosure to Participants.........................          9.1

     10. Capital Accumulation...............................         10.1

     11. Retirement, Disability or Death....................         11.1

     12. Termination of Service, Break in Service,
         Vesting and Forfeitures............................         12.1

     13. Credited Service...................................         13.1

     14. When Capital Accumulation
         Will Be Distributed................................         14.1

     15. How Capital Accumulation Will Be Distributed.......         15.1

     16. Rights, Options and Restrictions on
         Bank Stock.........................................         16.1

     17. No Assignments of Benefits, Dividends, Hardship,
         Optional Distributions and Loans...................         17.1

     18. Administration.....................................         18.1

     19. Claims Procedure...................................         19.1

     20. Guaranties.........................................         20.1

     21. Future of the Plan.................................         21.1

     22. "Top-Heavy" Contingency Provisions.................         22.1

     23. Diversification....................................         23.1

     24. Governing Law......................................         24.1

     25. Execution..........................................         25.1

                             TIB BANK OF THE KEYS

                              KEY LARGO, FLORIDA

                         EMPLOYEE STOCK OWNERSHIP PLAN

                           (With 401(k) Provisions)


SECTION 1. NATURE OF PLAN.
           --------------

   The purpose of this Plan is to enable participating Employees to share in the growth and prosperity of the Bank through Employer contributions to the Plan and to provide Participants with an opportunity to accumulate capital for their future economic security. The Plan is designed to permit both Employer and Employee contributions to the Plan. The primary purpose of the Plan is to enable Participants to acquire stock ownership interests in the Bank.
Therefore, the Trust Assets held under the Plan will be invested primarily in Bank Stock.

   The Plan is also designed to be available as a technique of corporate finance to the Bank. Accordingly, it may be used to accomplish the following objectives:

   (a) To meet general financing requirements of the Bank, including capital growth and transfers in the ownership of Bank Stock;

   (b) To provide Participants with beneficial ownership of Bank Stock and other assets through Employer and Employee contributions to the Plan; and

   (c) To receive loans (or other extensions of credit) to finance the acquisition of Bank Stock ("Acquisition Loans"), with such loans to be repaid by Employer Contributions to the Trust and dividends received on such Bank Stock.

     The Plan, hereby effective as of January 1, 1994, is a complete amendment, restatement and consolidation of the TIB Bank of the Keys 401(k) Plan, originally effective January 1, 1990 and Employee Profit Sharing Trust, originally effective January 1, 1978. The Plan is a stock bonus plan containing
Section 401(k) features that is intended to qualify under Section 401(a) of the Internal Revenue Code. The Plan is also designed to be an

                                      1.1
employee stock ownership plan under Section 4975(e)(7) of the Code.

     All Trust Assets under the Plan will be administered, distributed, forfeited and otherwise governed by the provisions of this Plan and the related Trust Agreement. The Plan is administered by a Board of Trustees and an Administrative Committee for the exclusive benefit of Participants (and their Beneficiaries).

                                      1.2

SECTION 2. DEFINITIONS
           -----------

     In this Plan, whenever the context so indicates, the singular or plural number and the masculine, feminine or neuter gender shall be deemed to include the other, the terms "he," "his," and "him" shall refer to a Participant, and the capitalized terms shall have the following meanings:

Account
- -------

  One of the several accounts maintained to record the interest of a Participant under the Plan. See Section 6.

Acquisition Loan
- ----------------

  A loan made to the Plan by a disqualified person or a loan to the Plan which is guaranteed by a disqualified person.

Adjusted Compensation
- ---------------------

  The total remuneration paid to an Employee as a Participant in each Plan Year, as reported on IRS Form W-2, plus the amount (if any) of his Salary Reduction Contributions for the Plan Year. For any Plan Year, however, Adjusted Compensation exceeding $150,000 for any Employee (adjusted in accordance with the Section 415(d)(2) of the Code for cost of living increases) shall not be taken into account. For purposes of applying the $150,000 limit on compensation, the family unit of an Employee who either is a five percent (5%) owner or is both a highly compensated Employee and one of the ten most highly compensated Employees will be treated as a single Employee with one compensation, and, except for the purpose of determining compensation below the Plan's integration level, if applicable, the $150,000 limit will be allocated among the members of the family in proportion to their respective compensation. For this purpose, a family unit consists of the Employee who is a five percent (5%) owner or one of the ten most highly compensated Employees, the Employee's spouse, and the lineal descendants who have not attained age 19 before the close of the year.

Affiliated Company
- ------------------

  Any corporation or business which is a member of a controlled group of corporations or businesses with the Bank pursuant to Section 414(b), (c), (m) or (o) of the Code.

Anniversary Date
- ----------------

  The 31st day of December of each year (the last day of each Plan Year).

Annuity Starting Date
- ---------------------

  The first day of the first period for which an amount is payable as an annuity; or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the participant to such benefit.

                                      2.1

Approved Absence
- ----------------

   A leave of absence (without pay) granted to an Employee by an Employer under its established leave policy.

Bank
- ----

   TIB Bank of the Keys, a Bank organized under the laws of the State of Florida.

Bank Stock
- ----------

   Common stock issued by the Employer (or by a corporation which is a member of the same control group) which is readily tradable on an established securities market. If there is no common stock which meets the requirements of the preceding sentence, the term "Bank Stock" means common stock issued by the Employer (or by a corporation which is a member of the same control group) having a combination of voting power and dividend rights equal to or in excess of: (a) that class of common stock of the Employer (or of any other such corporation) having the greatest voting power, and (b) the class of common stock of the Employer (or of any such corporation) having the greatest dividend fights.

Bank Stock Account
- ------------------

   The Account of a Participant which reflects his interest in Bank Stock held under the Plan. See Section 6(e).

Beneficiary
- -----------

   The person (or persons) entitled to receive any benefit under the Plan in the event of a Participant's death. See Section 15(b).

Board of Directors
- ------------------

   The Board of Directors of the Bank.

Break in Service
- ----------------

   A Plan Year in which a Participant is not credited with more than 500 Hours of Service by reason of his termination of Service. See Section 12(b).

Buyout
- ------

   A transaction or series of related transactions by which the Bank is sold, either through the sale of a Controlling Interest in the Bank's voting stock or through the sale of substantially all of the Bank's assets, to a party not having a Controlling Interest in the Bank's voting stock on the date of execution of this Agreement.

                                      2.2

Capital Accumulation
- --------------------

   A Participant's vested, nonforfeitable interest in his Accounts under the Plan. See Section 10.

Change in Control
- -----------------

   A Buyout, Merger or Substantial Change in Ownership.

Code
- ----

   The Internal Revenue Code of 1986.

Committee
- ---------

   The Administrative Committee appointed by the Board of Directors to administer the Plan. See Section 18.

Compensation
- ------------

   Compensation is wages, salaries, and fees from professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal service actually rendered in the course of employment with the employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commission on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable Plan) as described in Regulation 1.62-2(c), and excluding the following:

   (a) Employer Contributions to a plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

   (b) Amounts realized from the exercise of a nonqualified stock option, or unrestricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

   (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option plan; and

   (d) Other amounts which receive special tax benefits, or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the Employee.

   The compensation that may be taken into account in determining contributions on behalf of any Employee is limited to no more than $150,000 (as adjusted) in a Plan Year. For purposes of applying the $150,000 limit on compensation, the family unit of an Employee

                                      2.3
   who is either a five percent (5%) owner or is both a Highly Compensated Participant and one of the ten most highly compensated Employees will be treated as a single Employee with one compensation, and the $150,000 limit will be allocated among the members of the family unit in proportion to their respective compensation. For this purpose, a family unit consists of the Employee who is a five percent (5%) owner or one of the ten most highly compensated Employees, the Employee's spouse and the lineal descendants who have not attained age 19 before the close of the year.

Controlling Interest
- --------------------

   The ownership, either directly or indirectly, of more than fifty (50%) of the Bank's voting stock.

Credited Service
- ----------------

   The number of calendar years during which an Employee is credited with at least 1000 Hours of Service. See Section 13.

Defined Contribution Dollar Limitation
- --------------------------------------

   The dollar amount of $30,000, or, if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Plan Year.

Determination Year
- ------------------

   The Plan year for which the determination of who is highly compensated is being made.

Direct Rollover
- ---------------

   A payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

Distributee
- -----------

   A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, or Distributees with regard to the interests of the spouse or former spouse.

Eligible Retirement Plan
- ------------------------

   An individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                                      2.4

Eligible Rollover Distribution
- ------------------------------

   Any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income determined without regard to the exclusion for net unrealized appreciation with respect to employer securities.

Employee
- --------

   Any common-law employee of an Employer.

Employer
- --------

   The Bank and any other Affiliated Company which is designated by the Board of Directors as an Employer and which adopts the Plan for the benefit of its Employees.

Employer Discretionary Basic Contributions
- ------------------------------------------

   Plan contributions made pursuant to Plan Section 4(l)(a)(3).

Employer Contributions
- ----------------------

   Payments made to the Trust by an Employer which include Basic Contributions, Matching Contributions and Optional Contributions. See Section 4.

Employer Discretionary Matching Contributions
- ---------------------------------------------

   Plan contributions made pursuant to Plan Section 4(l)(a)(2).

Employer Discretionary Optional Contributions
- ---------------------------------------------

   Plan contributions made pursuant to Plan Section 4(l)(a)(4).

ERISA
- -----

   The Employee Retirement Income Security Act of 1974, as amended.

Family Members
- --------------

   The spouse and the lineal ascendant and descendants (and spouses of such ascendant and descendants) of any Employee or former Employee.

                                      2.5

Financed Shares
- ---------------

   Shares of Bank Stock acquired by the Trust with the proceeds of an Acquisition Loan.

Forfeiture
- ----------

   Any portion of a Participant's Accounts which does not become a part of his Capital Accumulation upon the occurrence of a Break in Service. The balance in the account that is not vested at the time of termination will be forfeited at the earlier of: (i) when the employee receives a distribution, or (ii) after the employee incurs five (5) consecutive one year breaks in service. See Sections 12(b) and (c).

Highly Compensated Participant
- ------------------------------

   An Employee who performs service during the determination year and is described in one or more of the following groups:

   (1) An Employee who is a five percent (5%) owner, as defined in Section 416(i)(1)(A)(iii), at any time during the determination year or the look-back year.

   (2) An Employee who receives Compensation in excess of $75,000 (indexed in accordance with Section 415(d)) during the look-back year.

   (3) An Employee who receives Compensation in excess of $50,000 (indexed in accordance with Section 415(d) during the look-back year and is a member of the top paid group for the look-back year.

   (4) An Employee who is an officer, within the meaning of Section 416(i) during the lookback year and who receives Compensation in the look-back year greater than fifty percent (50%) of the dollar limitation in effect under
   Section 415(b)(1)(A) for the calendar year in which the look-back year begins.

   (5) An Employee who is both described in paragraphs 2, 3, or 4 above when these paragraphs are modified to substitute the determination year for the look-back year and 1 of the 100 Employees who receive the most Compensation from the Employer during the determination year.

   The top-paid group consists of the top twenty percent (20%) of Employees ranked on the basis of Compensation received during the year. For purposes of determining the number of Employees in the top-paid group, Employees described in Section 414(q)(8) and Q & A 9(b) of Section 1.414(q)-lT of the regulations are excluded. The number of officers is limited to 50 (or, if lesser, the greater of three Employees or ten percent (10%) of the Employees) excluding those Employees who may be excluded in determining the top-paid group. When no officer has Compensation in excess of fifty percent (50%) of the Section 415(b)(1)(A) limit, the highest paid officer is treated as highly compensated.

Hour of Service
- ---------------

   Each hour of Service for which an Employee is credited under the Plan, as described in Section 3(d).

                                      2.6

KEY EMPLOYEE
- ------------

     An employee who, an any time during the Plan Year or any of the four preceding Plan Years, is (i) an officer of the Employer having an annual compensation greater than fifty percent (50%) of the amount in effect under
     Section 415(b)(1)(A) for any such Plan Year, (ii) one of the ten Employees having an annual compensation from the Employer of more than the limitation in effect under Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Section 318) the largest interest in the Employer, or
     (iii) a five percent (5%) owner of the Employer, or (iv) a one percent (1%) owner of the Employer having an annual compensation from the Employer or more than $150,000 per year.

LOAN SUSPENSE ACCOUNT
- ---------------------

     The account to which financed shares are credited and maintained while an Acquisition Loan is outstanding. See Sections 5(b) and 6(e).

LOOK-BACK YEAR
- --------------

     The twelve (12) months period immediately preceding the determination year, or, if the employee elects, the calendar year ending with or within the determination year.

MERGER
- ------

     A transaction or series of transactions wherein the Bank is combined with another business entity, and after which the persons or entities who had owned, either directly or indirectly, a Controlling Interest in the Bank's voting stock on the date of execution of this Agreement own less than a Controlling Interest in the voting stock of the combined entity.

NON-KEY EMPLOYEE
- ----------------

     Any Employee or former Employee not defined as a Key Employee.

OTHER INVESTMENTS ACCOUNT
- -------------------------

     The portion of the Optional Contribution Account of a Participant which reflects his interest under the Plan attributable to Trust Assets other than Bank Stock. See Section 6(e).

PARTICIPANT
- -----------

     Any Employee who is participating in this Plan.  See Section 3.

PLAN
- ----

     The TIB Bank of the Keys Employee Stock Ownership Plan (with Section 401(k) provisions), which includes the Trust Agreement.

PLAN YEAR
- ---------

     The twelve-month period ending on each Anniversary Date.

                                      2.7

PROFIT SHARING ACCOUNT
- ----------------------

     The account of a Participant representing Employer Contributions under the Profit Sharing Plan.

PROFIT SHARING PLAN
- -------------------

     The TIB Bank of the Keys Profit Sharing Plan, effective as of January 1, 1978, and of which this plan is a restatement.

SUBSTANTIAL CHANGE IN OWNERSHIP
- -------------------------------

     A transaction or series of transactions in which a Controlling Interest in the Bank is acquired by or for a person or business entity, either of which did not own, either directly or indirectly, a Controlling Interest in the Bank on the date that this Agreement was executed. The above shall not apply to stock purchased by the Plan.

SALARY REDUCTION ACCOUNT
- ------------------------

     The account balance of a Participant attributable to Salary Reduction Contributions.

SALARY REDUCTION CONTRIBUTIONS
- ------------------------------

     Plan contributions made as a result of the salary reduction elections of Participants pursuant to Plan Section 4(2).

SERVICE
- -------

     Employment with the Bank (or an Affiliated Company).

TREASURY REGULATION
- -------------------

     A regulation promulgated under Title 26 of the Code of Federal Regulations and formally adopted pursuant to a Treasury Directive.

TRUST
- -----

     The TIB Bank of the Keys Employee Stock Ownership Trust, created by the Trust Agreement entered into between the Bank and the Trustee.

TRUST AGREEMENT
- ---------------

     The agreement between the Bank and the Trustee establishing the Trust and specifying the duties of the Trustee.

                                      2.8

TRUST ASSETS
- ------------

     The Bank Stock and other assets held in the Trust for the benefit of Participants. See Section 5.

TRUSTEE
- -------

     The Board of Trustees (and any successor Trustee) appointed by the Board of Directors to hold and invest the Trust Assets. See Section 18.

VESTED ACCOUNT
- --------------

     The fair market value of a Participant's nonforfeitable benefit under the Plan.

                                      2.9

SECTION 3.  ELIGIBILITY AND PARTICIPATION.
            -----------------------------

  (a) All current participants in the 401(k) Plan and Profit Sharing Plan will continue to participate in the Plan. Thereafter, each Employee will become eligible to participate on the January 1st or July 1st, whichever the case may be, following his initial date of Service (the date he is first credited with an Hour of Service), provided that he has attained the age of eighteen (18) and is employed in a position requiring the completion of at least 1000 Hours of Service for the Plan Year. If an Employee actually completes 1,000 or more hours of service during the computation period, they will enter the Plan on the same entry date as if their position had required 1,000 or more Hours of Service as of the beginning of the computation period. For purposes of determining years of service and breaks in service for purposes of eligibility, the initial eligibility computation period is the 12-consecutive month period beginning on the date the employee first performs an Hour of Service for the employer (employment commencement date). The succeeding 12-consecutive month periods commence with the first plan year which commences prior to the first anniversary of the employee's employment commencement date regardless of whether the employee is entitled to be credited with 1,000 Hours of Service during the initial eligibility computation period. An employee who is credited with 1,000 Hours of Service in both the initial eligibility computation period and the first plan year which commences prior to the first anniversary of the employee's initial eligibility computation period will be credited with two years of service for purposes of eligibility to participate.

  (b) A Participant is generally entitled to share in the allocations of Employer Contributions (other than Employer Discretionary Matching Contributions) and Forfeitures only for a Plan Year in which he was an Employee (or on Approved Absence) on the Anniversary Date and has completed 1000 Hours of Service. Employer Discretionary Matching Contributions shall be allocated to the Accounts of Participants regardless of whether they are employed on the Anniversary Date or complete 1000 Hours of Service. A Participant shall also share in the allocations of Employer Contributions for the Plan Year of his retirement, disability or death (as

                                      3.1

 Provided in Section 12).

  (c) A former Employee who is reemployed by an Employer and has previously satisfied the eligibility requirements of Section 3(a) shall become a Participant as of his date of reemployment. An Employee who is on an Approved Absence shall not become a Participant until the end of his Approved Absence but a Participant who is on an Approved Absence shall continue as a Participant during the period of his Approved Absence. Failure to return to work by the end of the Approved Absence will terminate Service as of the beginning of the Approved Absence.

  (d)  Hours of Service.  For purposes of determining the Hours of Service to
       ----------------
be credited to an Employee under the Plan, the following rules shall be applied:

     (1)  Hours of Service shall include:

               (a) each hour of Service for which an Employee is paid, or entitled to payment, for the performance of duties, with such hours of Service being credited in the Plan Year in which the duties are performed; and

               (b) each hour of Service for which an Employee is paid, or entitled to payment, for a period during which no duties are performed (irrespective of whether the employment relations-hip has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided that no more than 501 Hours of Service need be credited for one continuous period during which an Employee does not perform duties; and

               (c) each hour of Service for which back pay, irrespective of mitigation of damages, is either awarded or agreed to; provided, however, that Hours of Service credited under either subparagraph (a) or (b) above shall not be credited under this subparagraph (c). These Hours of Service will be credited to Employee for the Plan Year to which the award or agreement pertains rather than the Plan Year in which the award, agreement or payment is made.

     (2) The crediting of Hours of Service shall be determined by the Committee in accordance with the rules set forth in Section 2530.200b-2(b) and (c) of the regulations prescribed by the Department of Labor, which rules shall be consistently applied with respect to all Employees within the same job classification.

     (3) Hours of Service shall not be credited to an Employee for a period during which no duties are performed if payment is made or due under a plan maintained solely for the purpose of complying with applicable workers compensation, unemployment compensation or disability insurance laws, and Hours of Service shall not be credited on account of any payment made or due an Employee solely in reimbursement of medical or medically-related expenses.

                                      3.2

     (4) Hours of Service will be credited for employment with other members of an affiliated service group (under Section 414(m) of the Code), a controlled group of corporations (under Section 414 (b) of the Code), a group of trades or businesses under common control (under Section 414 (c) of the Code), or a group described in the regulations promulgated under
     Section 414(o) of the Code of which an Employer is, or may become, a member.

     (5) For purposes of determining whether an Employee has incurred a Break in Service and for vesting and participation purposes, if an Employee begins a maternity/paternity leave of absence described in Section 411(a)(6)(E)(i) of the Code, his Hours of Service shall include the Hours of Service that would have been credited to him if he had not been so absent (or eight (8) Hours of Service for each day of such absence if the actual Hours of Service cannot be determined). An Employee shall be credited for such Hours of Service (up to a maximum of 501 Hours of Service) in the Plan Year in which his absence begins (if such crediting will prevent him from incurring a Break in Service in such Plan Year) or, in all other cases, in the following Plan Year. For purposes of this provision, a maternity/paternity leave of absence described in Section 411
     (a)(6)(E)(i) of the Code pertains to a Participant who is absent from work for any period by reason of the pregnancy of the Participant, by reason of the birth of a child of the Participant, by reason of the placement of a child with the Participant in connection with the adoption of such child by such Participant, or for purposes of caring for such child for a period beginning immediately following such birth or placement.

                                      3.3

SECTION 4.  EMPLOYER AND EMPLOYEE CONTRIBUTIONS.
            ------------------------------------

1. EMPLOYER CONTRIBUTIONS
   ----------------------

   (a) The Employer shall contribute the following amounts to the Plan each Plan
       Year:

       1. The amount of each Participant's Salary Reduction Contribution made pursuant to Section 4(2). As provided in Section 12(a), the interests of a Participant in the Salary Reduction Contributions allocated to his account will always be 100% vested.

       2. An Employer Discretionary Matching Contribution on behalf of each Participant up to a maximum of one hundred percent (100%) of the Participant's Salary Reduction Contributions, provided, however, that the maximum Employer Discretionary Matching Contribution shall be based on a percentage of a Participant's Compensation selected by the Board of Directors, which shall in no event exceed six percent (6%). All Participants will receive the same percentage match of their Salary Reduction Contribution. As provided in Section 12(a), the interests of a Participant in the Employer Matching Contributions allocated to his account will always be 100% vested.

       3. An Employer Discretionary Basic Contribution, which shall be determined at the sole discretion of the Board of Directors. Employer Discretionary Basic Contributions will only be made to non-highly compensated Participants to the extent necessary to satisfy the actual deferral percentage test and actual contribution percentage test under Sections 4(2) and 4(3) of the Plan, respectively, to satisfy the nondiscrimination requirements of Code Sections 401(k) and 401(m). As provided in Section 12(a), the interests of a Participant in the Employer Basic Contributions allocated to his account will always be 100% vested.

       4. An Employer Discretionary Optional Contribution, which shall be determined in the sole discretion of the Board of Directors. The interests of a Participant in the Employer Discretionary Optional Contributions allocated to his account will become nonforfeitable pursuant to the vesting schedule contained in Section 12(a).

   (b) Salary Reduction Contributions shall be paid to the Trustee promptly (and in no event later than 30 days after the end of the Plan Year) following each pay period.

   (c) Employer Discretionary Matching, Basic, and Optional Contributions for each Plan Year shall be paid to the Trustee not later than the due date (including extensions) for filing the Employee's Federal income tax return for that Plan Year.

   (d) In the event Employer Contributions are paid to the Trust by reason of a mistake of fact, such Employer Contributions may be returned to the Employer (upon the request of the Employer) by the Trustee within one (1) year after the payment to the Trust.

                                      4.1

2. Employee Salary Reduction Contributions
   ---------------------------------------

   (a) A Participant may authorize his Employer to contribute to the Trust on his behalf Salary Reduction Contributions. Such Salary Reduction Contributions shall be stated as a whole percentage, and shall not be less than 1%, or more than 15%, of the Participant's Compensation. The total amount of Salary Reduction Contributions for any Plan Year shall not exceed $9,240, multiplied by any cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code. Any Salary Reduction Contribution in excess of the aforementioned limitation, plus any income allocable thereto, shall be returned to the participant no later than the first April 15 following the close of the tax year in which such contributions were made.

   (b) Each Participant electing to have his Employer contribute Salary Reduction Contributions on his behalf during the Plan Year shall file a whiten notice with the Plan Administrator at least thirty (30) days prior to the January 1st or July 1st that he intends such election to take effect. This requirement shall be waived on adoption of the Plan and each Participant shall be given a reasonable time to elect Salary Reduction Contributions. Such written notice shall contain an election of the percentage of his Compensation to be contributed and authorization for his Employer to reduce his Compensation by such amount. Salary Reduction Contributions may be suspended at any time by giving prior written notice. After suspension, the Participant shall not be eligible for further Salary Reduction Contributions until the beginning of the next Plan Year, unless the Committee determines that an earlier resumption is administratively feasible. A Participant may change the percentage of his Salary Reduction Contributions only as of the January 1st or July 1st of any Plan Year, but upon not less than thirty (30) days prior written notice. A Participant shall be fully vested at all times in the portion of his Account from Salary Reduction Contributions.

   (c) For any Plan Year, the Committee shall have the right to limit or reduce the Salary Reduction Contributions of the Highly Compensated Participants in order to insure that the Maximum Deferral Percentage Limit under Code Section 401(k) is not exceeded. Furthermore, in accordance with Treasury Regulation 1.401(k)-1(f), the Employer may make additional Employer Discretionary Basic Contributions and/or Employer Discretionary Matching Contributions or may distribute such contributions made during the Plan Year in order to provide that the Maximum Deferral Percentage Limit under Code Section 401(k) is not exceeded. The Maximum Deferral Percentage Limit under Code Section 401(k) is equal to the

                                      4.2
greater of Limit 1 or Limit 2:

     Limit 1. The Actual Deferral Percentage of the Highly Compensated Participants may not exceed one hundred twenty-five percent (125%) of the Actual Deferral Percentage of all other Participants; or

     Limit 2. The Actual Deferral Percentage of the Highly Compensated Participants may not exceed the lesser of:

               (a) The Actual Deferral Percentage of all other Participants, plus two percent (2%) or

               (b) The Actual Deferral Percentage of all other Participants, multiplied by two hundred percent (200%).

   Actual Deferral Percentage with respect to any specific group of Participants for a Plan Year shall mean the average of the ratios (calculated separately for each Participant in such group) of (A) the amount of each eligible Employee's Salary Reduction Contributions (including Employer Discretionary Basic Contributions and Employer Discretionary Matching Contributions that are treated as Salary Reduction Contributions) paid into the Trust Fund on behalf of each Participant for such Plan Year to (B) the Participant's Compensation for such Plan Year. For this purpose, an eligible Employee is any Employee who is directly or indirectly eligible to make a cash or deferred election under the Plan for all or a portion of a Plan Year and includes: an Employee who would be a Plan Participant bur for the failure to make required contributions; an Employee whose eligibility to make Salary Reduction Contributions has been suspended because of an election (other than certain one-time electing) not to participate, a distribution, or a loan; and an Employee who cannot defer because of the Section 415 limits on annual additions. In the case of an eligible Employee who makes no Salary Reduction Contributions, the deferral ratio that is to be included in determining the ADP is zero.

   For purposes of determining whether a Plan satisfies the actual deferral percentage test of Section 401(k), all Salary Reduction Contributions that are made under two or more Plans that are aggregated for purposes of Sections 401(a)(4) or 410(b) (other than Section 410(b)(2)(A)(ii)) are to be treated as made under a single Plan. If two or more plans that are permissively aggregated for purposes of Section 401(k), the aggregated plans must also satisfy Sections 401 (a)(4) and 410(b) as though they were a single plan.

   In the case of a Highly Compensated Participant who is either a five percent %) owner or one of the ten most highly compensated Employees and is thereby subject to the family

                                      4.3
aggregation rules of Section 414(q)(6), the Actual Deferral Ratio (ADR) for the family group (which is treated as one Highly Compensated Participant) is the ADR determined by combining the Salary Reduction Contributions, Compensation, and amounts treated as Salary Reductions Contributions of all eligible Family Members. Except to the extent taken into account in the preceding sentence, the amounts treated as Salary Reduction Contributions of all Family Members are disregarded in determining the actual deferral percentages for the groups of highly compensated Employees and nonhighly compensated Employees.

   Employer Discretionary Basic Contributions and Employer Discretionary Matching Contributions may be treated as Salary Reduction Contributions for purposes of the actual deferral percentage test of 401 (k) only if such contributions are nonforfeitable when made and subject to the same distribution restrictions that apply to Salary Reduction Contributions. Employer Discretionary Basic Contributions and Employer Discretionary Matching Contributions which may be treated as Salary Reduction Contributions must satisfy it requirements without regard to whether they are actually taken into account as Salary Reduction Contributions. Employer Discretionary Basic Contributions and/or Employer Discretionary Matching Contributions may be treated as Salary Reduction Contributions only if the conditions described in
Section 1.401(k)-l(b)(5) of the Regulations are satisfied.

    (d) In the event the Maximum Deferral Percentage Limit under Code Section 401(k) is exceeded, the amount of excess contributions for a Highly Compensated Participant or a Highly Compensated Participant whose Maximum Deferral Percentage Limit is determined under the family aggregation rules shall be distributed pursuant to Treasury Regulation 1.401(k)-1(f)(2) and will be determined in the following manner. First, the Actual Deferral Percentage (ADP) of the Highly Compensated Participant with the highest ADP will be reduced to the extent necessary to satisfy the Maximum Deferral Percentage Limit under Code
Section 401(k) or to cause such Participant's ADP to equal the ADP of the Highly Compensated Participant with the next highest ADP. Second, this process is repeated until the Maximum Deferral Percentage Limit under Code Section 401(k) is satisfied. For each such Highly Compensated Participant whose ADP is reduced, the amount of such Participant's excess contributions is equal to the Participant's total Employer Discretionary Basic Contribution (to the extent actually used) and Salary Reduction Contributions (determined prior to the application of this paragraph) minus the amount determined by multiplying the Participant's ADP (determined after application of this paragraph) by such Participant's Compensation. In

                                      4.4
the case of a Highly Compensated Participant whose ADP is determined pursuant to the Code Section 414(q)(6) family aggregation rules, the determination of the amount of excess assets shall be made pursuant to Treasury Regulation 1.401(k)- 1(f)(5)(ii). The excess contributions are allocated among the Family Members in proportion to the contributions of each Family Member that have been combined.

   The amount of a Participant's excess contributions distributed pursuant to Treasury Regulation 1.401(k)-1(f) shall be reduced by any excess deferrals previously distributed during such Plan Year. The distribution of excess contributions will include any income attributable thereto from the date such excess contributions were made until such date of distribution. The distribution of any excess contribution is to be made prior to the two and one-half month period following the end of the Plan Year in which such excess contributions were made.

   (e) In the event a Participant's Salary Reduction Contribution or Employer
Contribution:

       (1)  is made under a mistake of fact;

       (2)  is conditioned upon initial qualification of the Plan under Code
            Section 401(a) and the Plan does not so qualify,

the contribution may be returned to the Employer within one (1) year after the payment of the contribution, the disallowance of the deduction to the extent disallowed, or the date of denial of the qualification of the Plan, whichever is applicable. Except as provided under this paragraph, the assets of the Plan will be used for the exclusive purpose of providing benefits to Participants under the Plan and their Beneficiaries and for defraying reasonable administrative expenses of the Plan.

3. LIMITATIONS ON MATCHING CONTRIBUTIONS
   -------------------------------------

      (a) For any Plan Year, the Committee shall have the right to limit or reduce the Employer Discretionary Matching Contributions attributable to the Highly Compensated Participants in order to insure that the Maximum Contribution Percentage Limit under Code Section 401(m) is not exceeded. The Maximum Contribution Percentage Limit under Code Section 401 (m) is equal to the greater of Limit 1 or Limit 2:

    Limit 1. The Actual Contribution Percentage of the Highly Compensated Participants may not exceed one hundred twenty-five percent (125%) of the Actual Contribution Percentage of all other Participants; or

    Limit 2. The Actual Contribution Percentage of the Highly Compensated Participants may not exceed the lesser of:

                                      4.5

               (a) The Actual Contribution Percentage of all other Participants, plus two percent (2%) or

               (b) The Actual Contribution Percentage of all other Participants, multiplied by two hundred percent (200%).

   Actual Contribution Percentage with respect to any specific group of Participants for a Plan Year shall mean the average of the ratios (calculated separately for each Participant in such group) of the amount of Employer Discretionary Matching Contributions paid into the Trust Fund on behalf of each Participant for such Plan Year to (B) the Participant's Compensation for such Plan Year. A Participant's Employer Discretionary Matching Contributions are to be taken into account if they are paid to the Trust during the Plan Year or are paid to an agent of the Plan and are transmitted to the Trust within a reasonable period after the end of the Plan Year. In the case of a Participant who has no Employer Discretionary Matching Contributions, the Actual Contribution Percentage is considered to be zero. The income allocable to excess aggregate contributions is equal to the sum of the allocable gain or loss for the Plan Year. The determination of income for excess aggregate contributions will be determined under the method in Section 6(i). For purposes of determining whether the Plan satisfies the actual contribution percentage test of Section 401(m), all Employee and Employer Discretionary Matching Contributions that are made under two or more plans that are aggregated for purposes of Sections 401(a)(4) and 410(b) (other than Section 410(b)(2)(A)(ii) are to be treated as made under a single plan. If two or more plans are permissively aggregated for purposes of Section 401(m), the aggregated plans must also satisfy Sections 401(a)(4) and 410(b) as though they were a single plan. In the case of a Highly Compensated Participant who is either a five percent (5%) owner or one of the ten most highly compensated Participants and is thereby subject to the family aggregation rules of Section 414(q)(6), the Actual Contribution Ratio (ACR) for the family group (which is treated as one Highly Compensated Participant) is the ACR determined by combining the contributions and Compensation of all eligible Family Members. Except to the extent taken into account in the preceding sentence, the contributions and Compensation of all Family Members are disregarded in determining the actual contribution percentages for the groups of Highly Compensated Participants and nonhighly compensated Participants.

   (b) In the event the Maximum Contribution Percentage Limit under Code
Section 401(m) is

                                      4.6
exceeded, the amount of excess contributions for a Highly Compensated Participant or for a Highly Compensated Participant whose Maximum Contribution Percentage Limit is determined under the family aggregation rules will be distributed or forfeited pursuant to Treasury Regulation 1.401(m)-l(e) and determined in the following manner. First, the Actual Contribution Percentage
(ACP) of the Highly Compensated Participant with the highest ACP will be reduced to the extent necessary to satisfy the Maximum Contribution Percentage Limit under Code Section 401 (m) or to cause such Participant's ACP to equal the ACP of the Highly Compensated Participant with the next highest ACP. Second, this process is repeated until the Maximum Contribution Percentage Limit under Code
Section 401 (m) is satisfied. For each such Highly Compensated Participant whose ACP is reduced, the amount of such Participant's excess contributions is equal to the Participants total Employer Discretionary Matching Contributions (determined prior to the application of this paragraph) minus the amount determined by multiplying the Participant's ACP (determined after application of this paragraph) by such Participant's Compensation. In the case of a Highly Compensated Participant whose ACP is determined pursuant to the Code Section 414(q)(6) family aggregation rules, the excess aggregate contributions are allocated among the Family Members in proportion to the contributions of each Family Member that have been combined. The income allocable to the excess aggregate contributions includes income for the Plan Year for which the excess aggregate contributions were made.

   The amount of a Participant's excess contributions distributed shall be reduced by any excess contributions previously distributed during such Plan Year. The distribution of excess contributions will include any income attributable thereto from the date such excess contributions were made until such date of distribution. The distribution of any excess contribution is to be made prior to the two and one-half month period following the end of the Plan Year in which such excess contributions were made.

   (c) For any Plan Year, the application of the Maximum Contribution Percentage Limitations pursuant to Sections 4(2)(c) and 4(3)(d) of the Plan shall be made in accordance with the multiple use limitations under Regulation 1.401(m)-2. If multiple use of the alterative limitation occurs, it must be corrected by reducing the actual deferral percentage of all Highly Compensated Participants, regardless of whether they are eligible under both the arrangement subject to
Section 401(k) and a plan subject to Section 401(m), Salary Reduction Contributions and/or Employer Discretionary Basic Contributions may be treated as Employer

                                      4.7

Discretionary Matching Contributions only if the conditions described in section 1.401(m)-l(b)(5) of the regulations are satisfied.

   (d) To the extent Matching Contributions are used, pursuant to Plan Section 4(2)(c), to compute the Maximum Deferral Percentage Limit under Code Section 401(k), they will not be used to compute the Maximum Contribution Percentage Limit under Code Section 401(m). Furthermore, at the election of the Employer, Employer Discretionary Basic Contributions (to the extent not utilized to compute the Maximum Deferral Percentage Limit under Code Section 401(k)) may be used in the computation of the Maximum Contribution Percentage Limit under Code
Section 401 (m). Employer Discretionary Basic Contributions may be treated as Employer Discretionary Matching Contributions for purposes of the actual contribution percentage test of Section 401(m) only if such contributions are nonforfeitable and made distributable only under the following circumstances:
(1) The Employee's retirement, death, disability, or separation from service;
(2) The termination of the Plan without establishment or maintenance of another defined contribution plan (other than an ESOP or SEP); (3) In the case of a profit sharing or stock bonus plan, the Employee's attainment of age 59 1/2 or the Employee's hardship; (4) The sale or other disposition by a corporation to an unrelated corporation of substantially all of the assets used in the trade or business, but only with respect to Employees who continue employment with the acquiring corporation and the acquiring corporation does not maintain the Plan after the disposition; and (5) The sale or other disposition by a corporation of its interest in the subsidiary to an unrelated entity, but only with respect to Employees who continue employment with the subsidiary and the acquiring entity does not maintain the Plan after the disposition. Paragraphs 2, 4, and 5 above, apply only if the transferor corporation continues to maintain the Plan. Employer Discretionary Basic Contributions which may be treated as Employer Discretionary Matching Contributions must satisfy these requirements without regard to whether they are actually taken into account as Employer Discretionary Matching Contributions. Salary Reduction Contributions and/or Employer Discretionary Basic Contributions may be treated as Employer Discretionary Matching Contributions only if the conditions described in Section 1.401(m)- l(b)(5) of the Regulations are satisfied.

4. Employee Rollover Contribution
   ------------------------------

   (a) With the Employer's consent, a Rollover Contribution may be made by or for an Employee if either of the following conditions are met:

                                      4.8

       (1) The Contribution is a rollover contribution which the Code permits to be transferred to a plan that meets the requirements of Section 401 (a) of the Code; and

       (2) The Contribution is made within 60 days after the Employee receives or would be entitled to receive the distribution; and

       (3) The Employee furnishes evidence satisfactory to the Committee that proposed transfer is in fact a rollover contribution which meets conditions (1) and (2) above.

   -OR-

       (4) The Contribution is made pursuant to Plan Section 23 diversification requirements.

   The Rollover Contribution may be made by the Employee or may be made with his consent by the named fiduciary of another plan. The Contribution will be made according to procedures set up by the Committee.

   (b) If the Employee is not a Participant at the time the Rollover Contribution is made, he will be deemed to be a Participant only for the purposes of investment and distribution of the Rollover Contribution. No Employer Contribution will be made for him and he may not make Participant Contributions, until the time he meets all of the requirements to become a Participant.

   (c) Any Rollover Contribution made by or for an Employee is credited to his Account when made and is at all times fully vested and nonforfeitable.

   (d) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under Code Section 401(a)(31), a Distributee may elect, at the time and in the manner prescribed by the Plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Distributee in a direct rollover.

                                      4.9

SECTION 5. INVESTMENT OF TRUST ASSETS.
           ---------------------------

   (a) Subject to the exceptions contained in Section 5(c), Trust Assets under the Plan will be invested by the Trustee primarily in Bank Stock in accordance with the Trust Amendment. Employer Contributions (and other Trust Assets) may be used to acquire shares of Bank Stock from Bank shareholders or from the Bank. The Trustee may also invest Trust Assets in such other prudent investments as the Trustee deems to be desirable for the Trust, or Trust Assets may be held temporarily in cash. All purchases of Bank Stock by the Trustee shall be made at prices which do not exceed the fair market value of Bank Stock, as determined in good faith by the Trustee in accordance with the provisions of Section 18. The Trustee may invest and hold up to one hundred percent (100%) of the Trust Assets in Bank Stock.

   (b) The Trustee may incur Acquisition Loans from time to time to finance the acquisition of Bank Stock (Financed Shares) for the Plan or to repay a prior Acquisition Loan. An installment obligation incurred in connection with the purchase of Bank Stock shall constitute an Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. An Acquisition Loan may be secured by a pledge of the Financed Shares so acquired (or acquired with the proceeds of a prior Acquisition Loan which is being refinanced). No other Trust Assets may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against Trust Assets other than any Financed Shares remaining subject to pledge. If the lender is a party in interest (as defined in ERISA), Financed Shares may be transferred to the lender only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan. Any pledge of Financed Shares must provide for the release of the shares so pledged as payments on the Acquisition Loan are made by the Trustee and such Financed Shares are allocated to Participants' Bank Stock Accounts under Section 6(a). Payments of principal and interest on any Acquisition Loan shall be made by the Trustee only from Employer Contributions to enable the Trust to repay such Acquisition Loan, from earnings attributable to such Employer Contributions, from Salary Reduction Contributions which have been directed to the purchase of Bank Stock pursuant to Section 5(c)(1), and from any dividends received by the Trust on such Financed Shares.

                                      5.1

   (c) A Participants Profit Sharing Account and Salary Reduction
Contributions will not normally be invested in Bank Stock. However, a Participant may, with the consent of the Trustee, direct the investment of his Profit Sharing Account and Salary Reduction Contributions in the following Investment Funds:

       (1) An Equity Fund shall be a fund, the principal investment goal of which shall be capital appreciation primarily through investment in Bank Stock. The Trustee may apply Employer Contributions and Salary Reduction Contributions directed pursuant to this Section to payments of principal and interest on an Acquisition Loan.

       (2) A General Investment Fund shall be a fund, the principal goal of which shall be the preservation of principal and the production of high current income with liquidity.

       (3)  Any other Fund which the Trustees may establish from time to time.

   (d) As of each Anniversary Date, the Trustee shall determine the fair market value of each Investment Fund, where applicable, in accordance with
Section 17 of this document. With respect to each such Investment Fund, the Trustee shall determine the net gain or loss resulting from expenses paid, and realized and unrealized gains and losses. After each Anniversary Date, the net gain or loss of each Investment Fund shall be allocated by the Committee, or its agent, to the Accounts of Participants participating in such Investment Fund.

   The reasonable and equitable decision of the Trustee as to the value of each Investment Fund and of any Account as of each Anniversary Date shall be conclusive and binding upon all Participants having any interest, direct or indirect, in the Investment Funds or in any Account.

                                      5.2

SECTION 6. ALLOCATIONS TO PARTICIPANT'S ACCOUNT.
           ------------------------------------

   Separate Accounts shall be established to reflect each Participant's interest in the Plan. Within each of the Accounts described in Sections (a),
(b), and (c) herein, a separate Bank Stock Account and Other Investments Account will be determined and maintained in accordance with the procedures contained in Subsection (e).

   (a) EMPLOYER DISCRETIONARY MATCHING CONTRIBUTION ACCOUNT.  The Employer
       ----------------------------------------------------
Discretionary Matching Contribution Account maintained for each Participant will be credited annually with the amount of the Employer Discretionary Matching Contribution allocable to such Participant, as determined pursuant to Section
(4)(1)(a)(2), and with his share of the net income (or loss) of the Trust.

   (b) EMPLOYER DISCRETIONARY BASIC CONTRIBUTION ACCOUNT.  The Employer
       -------------------------------------------------
Discretionary Basic Contribution Account maintained for each Participant will be credited annually with his allocable share of Employer Discretionary Basic Contributions and with his share of the net income (or loss) of the Trust. Employer Discretionary Basic Contributions will be made only to satisfy the actual contribution percentage test and actual deferral percentage test in Sections 4(2) and 4(3) of the Plan as of the Anniversary Date among the Accounts of all nonhighly compensated Participants so entitled under Section 3(b) based on the percentage of such nonhighly compensated Participants' Adjusted Compensation to the Total Adjusted compensation of all nonhighly compensated Participants.

   (c) EMPLOYEE SALARY REDUCTION ACCOUNT.  The Employee Salary Reduction
       ---------------------------------
Contribution Account maintained for each Participant will be credited (or debited) annually with his share of the net income (or loss) of the Trust, his Salary Reduction Contributions, if any, made during the Plan Year, and with any financed shares released from the Loan Suspense Account on account of his Salary Reduction Contributions.

   (d) EMPLOYEE ROLLOVER CONTRIBUTION ACCOUNT.  The Rollover Contribution
       --------------------------------------
Account maintained for each Participant will be credited (or debited) annually with his share of net income (or loss) of the Trust and with his Rollover Contributions, if any, made during the Plan Year.

                                      6.1

   (e) EMPLOYER DISCRETIONARY OPTIONAL CONTRIBUTION ACCOUNT.  The Employer
       ----------------------------------------------------
Discretionary Optional Contribution Account will be allocated as of the Anniversary Date among the Accounts of Participants so entitled under Section 3(b) in the ratio which the Adjusted Compensation of each such Participant bears to the Adjusted Compensation of all such Participants for that Plan Year. A separate Bank Stock Account and Other Investments Account shall be established to reflect each Participant's interest under the Employer Optional Contribution portion of the Plan. The Bank Stock Account maintained for each Participant will be credited annually with his allocable share of Bank Stock (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust, with any Forfeitures of Bank Stock and with any stock dividends on Bank Stock allocated to his Bank Stock Account. Financed Shares shall initially be credited to a Loan Suspense Account and shall be allocated to the Bank Stock Accounts of Participants only as payments on the Acquisition Loan are made by the Trustee. The number of Financed Shares to be released from the Loan Suspense Account for allocation to Participants' Bank Stock Accounts for each Plan Year shall be determined by the Committee as described under (e)(1) and
(e)(2) below.

       (1) GENERAL RULE.  The number of Financed Shares held in the Loan
           ------------
Suspense Account immediately before the release for the current Plan Year shall be multiplied by a fraction. The numerator of the fraction shall be the amount of principal or principal and interest paid on the Acquisition Loan for that Plan Year. The denominator of the fraction shall be the sum of the numerator plus the total payments of principal or principal and interest on the Acquisition Loan projected to be paid for all future Plan Years. For this purpose, the interest to be paid in future years is to be computed by using the interest rate in effect as of the Anniversary Date of the Plan Year.

       (2) SPECIAL RULE.  The Committee may elect (at the time an Acquisition
           ------------
Loan is incurred) or the provisions of the Acquisition Loan may provide for the release of shares from the Loan Suspense Account based solely upon the ratio that the payments of principal for each Plan Year bear to the total principal amount of the Acquisition Loan. This method may be used only if: (A) the Acquisition Loan provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years; (B) interest included in any payment on the Acquisition Loan is

                                      6.2
disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and (C) the entire duration of the Acquisition Loan repayment period does not exceed ten (10) years, even in the event of a renewal, extension or refinancing of the Acquisition Loan.

       (3) OTHER INVESTMENTS ACCOUNTS. The Other Investments Account maintained
           --------------------------
for each Participant will be credited (or debited) annually with his share of the net income (or loss) of the Trust, with any cash dividends on Bank Stock allocated to his Bank Stock Account (other than currently distributed dividends) and with his allocable share of Employer Contributions in cash and any Forfeitures from Other Investments Accounts. Such Account will be debited for the Participant's share of any cash payments made for the acquisition of Bank Stock or for the repayment of any principal and interest on an Acquisition Loan.

   The allocations to Participants' Accounts for each Plan Year will be made as follows under the remaining subsections of this Section.

   (f) EMPLOYER CONTRIBUTIONS AND FORFEITURES.  Employer Discretionary
       --------------------------------------
Optional Contributions under Section 4 and Forfeitures under Section 12(b) and
(c) for each Plan Year will be allocated as of the Anniversary Date among the Accounts of Participants so entitled under Section 3(b) in the ratio which the Adjusted Compensation of each such Participant bears to the total Adjusted Compensation of all such Participants for that Plan Year. If securities acquired with the proceeds of an exempt loan available for distribution consist of more than one class, a Distributee must receive substantially the same proportion of each such class.

   (g) ALLOCATION LIMITATIONS.  For each Plan Year, the Annual Additions with
       ----------------------
respect to any Participant may not exceed the lesser of:

(1)    Twenty-five percent (25%) of his Adjusted Compensation; or

(2)    The Defined Contribution Dollar Limitation.

For this purpose, "Annual Additions" shall be the total amount of any Employer Contributions, Salary Reduction Contributions and Forfeitures (including any income attributable to Forfeitures and amounts described in Code Sections 415(L)(1) and 419A(d)(2)) allocated to the Participant in this Plan and any other Employer defined contribution plan. For purposes of

                                      6.3
applying these limitations only, the Plan uses the safe harbor definition of Compensation pursuant to Section 1.415-2(d)(10) of the Treasury Regulations, as defined in Section 2 of the Plan. In computing Annual Additions, Forfeitures of Bank Stock and Employer Contributions of Bank Stock shall be based on the fair market value of Bank Stock as of the Anniversary Date.

     Prior to the allocation of the Employer Contributions for any Plan Year, the Committee shall determine whether the amount to be allocated would cause the limitation described herein to be exceeded as to any Participant. In the event that the limitation is exceeded for any Participant due to the allocation of a forfeiture or a reasonable error in the estimation of a Participants Compensation, the excess shall be maintained in a separate suspense account and shall be allocated in the next subsequent Plan Year as if such amounts were an additional contribution to the appropriate Account. No contributions which would be included in the next limitation year's Annual Addition may be made before the total suspense account has been reallocated.

     Any excess amount shall be reallocated among the Accounts of the other Participants according to the ratio which the Adjusted Compensation of each such Participant bears to the total Adjusted Compensation of all such Participants for the Plan Year, to the extent possible without exceeding the limitations with respect to any other Participant for that Plan Year.

     In addition, for any Participant who was covered under a defined benefit plan, Annual Additions may not be allocated to his Accounts (under this Plan) in amounts which cause the sum of the defined benefit plan fraction and the defined contribution plan fraction to exceed 1.0 for any Plan Year. For this purpose, the "defined benefit plan fraction" shall have as its numerator the projected annual benefit of the Participant under the defined benefit plan as of the Anniversary Date and shall have as its denominator the lesser of (i) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such Plan Year; or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to the Participant for such Plan Year. The "defined contribution plan fraction" shall have as its numerator the total of the Annual Additions of the Participant (under this Plan and any other Employer defined contributions for all Plan Years and shall have as its denominator the lesser of the following amounts determined for such Plan Years and for each prior year of Service with an Employer: (i) the

                                      6.4
product of 1.25 multiplied by the dollar limitation taken into account under
Section 415(c)(1)(A) of the Code for the year, or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code with respect to such Participant for such year.

  (h) Special Limitation Provision.  Any Employer Contributions which are
      ----------------------------
applied by the Trust (not later than the due date, including extensions, for filing the Bank's Federal income tax return for that Plan Year) to pay interest on an Acquisition Loan, and any Financed Shares which are allocated as Forfeitures, shall not be included as Annual Additions under Section 6(g); provided, however, that the provisions of this Section 6(h) shall be applicable only for Plan Years for which not more than one-third (1/3) of the Employer Contributions applied to pay principal or interest, or both, on an Acquisition Loan are allocated to Participants who are Highly Compensated Participants within the meaning of Code Section 414(q).

  (i) Net Income (or Loss) of the Trust.  The net income (or loss) of the Trust
      ---------------------------------
for each Plan Year will be determined as of the Anniversary Date. Each Participant's share of the net income (or loss) will be allocated to his Accounts in the ratio which the balance of such Accounts on the preceding Anniversary Date (reduced by the amount of any distribution of Capital Accumulation from such Account during the Plan Year) bears to the sum of the Account balances for all Participants as of that date. The net income (or loss) of the Trust includes the increase (or decrease) in the fair market value of Trust Assets (other than Bank Stock), interest income, dividends and other income and gains (or loss) attributable to Trust Assets (other than any dividends on Bank Stock allocated to Bank Stock Accounts) since the preceding Anniversary Date, reduced by any expenses charged to the Trust Assets for that Plan Year. The computation of the net income (or loss) of the Trust shall not take into account any interest paid by the Trust under an Acquisition Loan.

  (j) Dividends on Bank Stock.  Cash dividends received on shares of Bank
      -----------------------
Stock allocated to Participants' Accounts will be allocated to the respective Other Investments Account portion of the account to which such Bank Stock was allocated. Cash dividends received on unallocated shares of Bank Stock shall be included in the computation of net income (or loss) of the Trust. Stock dividends received on Bank Stock shall be credited to the Accounts to which such Bank Stock was allocated. Any cash dividends which are currently distributed to

                                      6.5

Participants, used to repay a loan to the ESOP under Sections 17(b) or (c), or used to pay administrative expenses of the Plan shall not be credited to Participants' Accounts. Employer Securities with a fair market value of not less than the amount of a dividend used to make payments on a loan in which the proceeds are used to acquire the employer securities (whether or not allocated to Participants with respect to which the dividend is paid are allocated to such Participant for the year which (but for Code Section 404(k)(2)(A)) such dividend would have been allocated to such Participant.

  (k) Accounting for Allocations.  The Committee shall establish accounting
      --------------------------
procedures for the purpose of making the allocations to Participants' Accounts provided for in this Section. The Committee shall maintain adequate records of the aggregate cost basis of Bank Stock allocated to each Participant's Bank Stock Account. The Committee shall also keep separate records of Financed Shares and of Employer Contributions (and any earnings thereon) made for the purpose of enabling the Trust to repay any Acquisition Loans. From time to time, the Committee may modify the accounting procedures for the purposes of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan, the provisions of this Section and the requirements of the Code and ERISA.

  (l) Limitation on Allocation to Certain Shareholders.  To the extent that a
      ------------------------------------------------
Bank shareholder sells qualifying Bank securities to the Plan Trust and elects (with the consent of the Bank) nonrecognition of gain under Section 1042 of the Code or elects (with the consent of the Bank) to qualify a sale under Section 2057 of the Code, no portion of the assets of the Plan attributable to (or allocable in lieu of employer securities acquired by the Plan in a sale to which
Section 1042 applies may accrue (or be allocated directly or indirectly under any plan of the Employer meeting the requirements of Section 401(a)); (a) during the nonallocation period, for the benefit of (i) any taxpayer who make an election under Section 1042(a) with respect to employer securities, (ii) any individual who is related to the taxpayer or the decedent (within the meaning of Section 267(b)), or (b) for the benefit of any other person who owns (after application of Section 318(a)) more than twenty-five percent (25%) of (i) any class of outstanding stock of the corporation which issued such employer securities or of any corporation which is member of the same control group or corporation (within the meaning of

                                      6.6

Code Section 409(1)(4)) of such corporation, or (ii) the total value of any class of outstanding stock of any such corporation. For the purposes of (b) above, Code Section 318(a) shall be applied without regard to the employee trust exception in Section 318(a)(2)(B)(i). Nonallocation period means the period beginning on the date of sale of the qualified securities and ending on the later of: (i) the date which is 10 years after the date of sale, or (ii) the date of the Plan allocation attributable to the final payment of acquisition indebtedness incurred in connection with such sale. The nonallocation period is the period beginning on the date of the sale of the qualified securities and ending on the later of (i) the date which is 10 years after the date of sale, or
(ii) the date of the Plan allocation attributable to the final payment of acquisition indebtedness incurred in connection with such sale.

                                      6.7

SECTION 7.  EXPENSES OF THE PLAN AND TRUST.
            -------------------------------

  All expenses of administering the Plan and Trust shall be charged to and paid out of the Trust Assets. The Bank may pay all or any portion of such expenses, and payment of expenses by the Bank shall not be deemed to be Employer Contributions.

                                      7.1

SECTION 8.  VOTING BANK STOCK.
            ------------------

  All Bank Stock in the Trust shall normally be voted by the Trustee in such manner as it shall determine in its sole discretion. However, with respect to any corporate matter which involves the voting of Bank Stock as to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transactions as may be prescribed in Code regulations, each Participant will be entitled to direct the Trustee as to the exercise of any voting rights attributable to shares of Bank Stock then allocated to his Bank Stock Account but only to the extent required by Sections 401(a)(22) and 409(e)(3) of the Code and the regulations thereunder. In that event, any allocated Bank Stock with respect to which voting instructions are not received from Participants shall not be voted, and all Bank Stock which is not then allocated to Participants' Bank Stock Accounts shall be voted in the manner determined by the Trustee.

                                      8.1

SECTION 9.  DISCLOSURE TO PARTICIPANTS.
            ---------------------------

  (a) Summary Plan Description.  Each Participant shall be furnished with the
      ------------------------
summary plan description required by Sections 102(a)(1) and 104(b)(1) of ERISA. Such summary plan description shall be updated from time to time as required under ERISA and Department of Labor regulations thereunder.

  (b) Summary Annual Report.  Within nine (9) months after each Anniversary
      ---------------------
Date, each Participant shall be furnished with the summary annual report of the Plan required by Section 104(b)(3) of ERISA, in the form required by regulations of the Department of Labor.

  (c) Annual Statement.  Following each Anniversary Date, each Participant
      ----------------
shall be furnished with a statement reflecting the following information:

      (1) The balance (if any) in his Accounts as of the beginning of the Plan Year.

      (2) The amounts of Employer Contributions, Salary Reduction Contributions, and Forfeitures allocated to his Accounts for that Plan Year.

      (3) The adjustments to his Accounts to reflect his share of dividends (if any) on Bank Stock and the net income (or loss) of the Trust for that Plan Year.

      (4) The new balance in his Accounts, including the number of shares of Bank Stock allocated to his Bank Stock Account and the fair market value of Bank Stock as of that Anniversary Date.

      (5) His number of years of Credited Service and his vested percentage in his Account balances (under Sections 12 and 13) as of that Anniversary Date.


  (d) Additional Disclosure.  The Committee shall make available for
      ----------------------
examination by any Participant copies of the Plan, the Trust Agreement and the latest annual report of the Plan filed (on Form 5500) with the Internal Revenue Service. Upon written request of any Participant, the Committee shall furnish copies of such documents and may make a reasonable charge to cover the cost of furnishing such copies, as provided in regulations of the Department of Labor.

                                      9.1

SECTION 10. CAPITAL ACCUMULATION.
            ---------------------

  A Participants vested (nonforfeitable) interest under the Plan is called his Capital Accumulation. His Capital Accumulation shall be determined in accordance with the provisions of Sections 11 and 12. Each Participant's Capital Accumulation will be distributed as provided in Sections 14 and 15.

                                     10.1

SECTION 11. RETIREMENT, DISABILITY, OR DEATH.
            ---------------------------------

  Upon a Participant's retirement, disability or death, his Capital Accumulation will be the total of his Account balances (100% vested). The Participant will share in the allocation of Employer Contributions and Forfeitures for the Plan Year in which his Service terminates by retirement, disability, or death.

  A Participant will be treated as having retired under the Plan if his Service ends by any of the following:

      (a)  Normal Retirement
           -----------------

           A Participant's right to his or her normal retirement benefit will be nonforfeitable on attainment of normal retirement age; that is, the earlier of Normal Retirement Age under the Plan or the later of age 65 or the fifth anniversary of the time the Participant commenced participation in the Plan.

      (b)  Early Retirement
           ----------------

           A Participant may elect early retirement under the Plan at any time after he has attained age fifty-five (55) and completed at least ten
           (10) years of Service.

      (c)  Deferred Retirement
           -------------------

           In the event a Participant's Service continues beyond his Normal Retirement Age, he shall continue to participate in the Plan.

      (d)  Disability Retirement
           ---------------------

           If the Committee determines that a Participant has suffered a disability (while employed by the Bank or an Affiliated Company) of a type that entitles him to receive total disability benefits under Social Security, he will be granted disability retirement under the Plan without regard to his age or period of Service.

                                     11.1

SECTION 12. OTHER TERMINATION OF SERVICE, BREAK IN SERVICE, VESTING AND
            -----------------------------------------------------------
            FORFEITURES.
            ------------

  (a) If Participants Service terminates for any reason other than his retirement, disability or death, his Employer Discretionary Optional Contribution Account Capital Accumulation will be determined on the basis of his nonforfeitable interest, in accordance with the following vesting schedule:

                    Credited Service                 Nonforfeitable
                    Under Section 13                   Percentage
                    ----------------                   ----------
                    Less than Three Years                   0%
                    Three Years                            20%
                    Four Years                             40%
                    Five Years                             60%
                    Six Years                              80%
                    Seven Years or More                   100%

A Participant is 100% vested at all times in his Account due to Employer Discretionary Basic Contributions, Employer Discretionary Matching Contributions, Employee Salary Reduction Contributions, and Rollover Contributions. A Participant will not share in the allocation of Employer Contributions and Forfeitures for the Plan year if his Service terminates prior to the Anniversary Date (except for reasons of retirement, disability or death).

  (b) Any portion of the final balances in a Participant's Accounts which is not vested (and does not become part of his Capital Accumulation) will become a Forfeiture upon the occurrence of a Break in Service, provided the Participant has first received a distribution of his nonforfeitable interest in his Account balances. If the Participant has not received a distribution of his Account balances, then the portion of his Account balance which is not vested shall be forfeited only upon the occurrence of a five-consecutive-year Break in Service. Forfeitures shall first be charged against a Participant's Other Investments Account, with any balance charged against his Bank Stock Account at the then fair market value of Bank Stock. Financed Shares shall be forfeited only after other shares of Bank Stock have been forfeited. Forfeitures will be reallocated among the Participants, as provided in Section 6(f), as of the Anniversary Date of the Plan Year in which a Break in Service occurs. A Break in Service will

                                     12.1
occur only in a Plan Year for which a Participant is not credited with more than 500 hours of Service and is not an Employee on the Anniversary Date by reason of his termination of Service.

  (c) Restoration of Forfeited Accounts. If a Participant is reemployed after a
      ---------------------------------
one-year Break in Service but prior to the occurrence of a five-consecutive-year Break in Service, the portion of his Accounts (attributable to the prior period of Service) that was forfeited upon the occurrence of a one-year Break in Service shall be restored as if there had been no Forfeiture, provided the Participant repays any amounts previously distributed. Such restoration shall be made out of Forfeitures in the Plan Year of reemployment (prior to allocations under Section 6(f). To the extent such Forfeitures are not sufficient, the Bank shall make a special contribution to the Participant's restored Accounts. Any amount so restored to a Participant shall not constitute an Annual Addition under Section 6(g).

  (d) Subsequent Vesting. If a Participant received a distribution of his
      ------------------
Capital Accumulation and is reemployed prior to the occurrence of five consecutive one year breaks in service, his Capital Accumulation ("X") shall be determined (prior to one hundred percent (100%) vesting) at the time his participation in the Plan subsequently terminates, in accordance with, the following formula:

                               X = P(AB + D) - D

For purposes of applying this formula, P is the vested percentage at the time of the subsequent termination; AB is the total of such Account balances at that time; and D is the amount of his Capital Accumulation previously distributed.

  (e) Offset for Loss due to Fraud, Embezzlement, or Dishonesty.  If the
      ---------------------------------------------------------
Employer incurs a pecuniary loss due to the fraud, dishonesty, embezzlement, or other bad acts of a Participant, as determined by a Court having jurisdiction thereof, the Employer may recoup its loss by offsetting the Participant's vested Account Balance to the extent so directed by an Order of Restitution issued by the Court.

  (f) Change of Control.  Upon a Change in Control, a Participant will be 100%
      -----------------
vested in his Bank Stock Account and Other Investments Account.

                                     12.2

SECTION 13. CREDITED SERVICE.
            -----------------

  (a) General Rule.  For purposes of vesting, an Employee's Credited Service
      -------------
includes the total number of years of service in which he is credited with at least 1 000 Hours of Service with the Employer. Credited Service shall include such Service with the Bank, any other Employer and any Affiliated Company. Service of any Employee who is a leased employee to any Employer aggregated under Section 414(b), (c), or (m) must be credited for vesting purposes whether or not such individual is eligible to participate in the Plan. An Employee who separates from service and is reemployed prior to incurring a Break in Service will continue to vest, starting at the point in the vesting schedule where he left employment, in both his pre-separation and post-separation accrued benefit.

  (b) Reemployment.  If a former Participant is reemployed after the
      ------------
occurrence of a Break in Service, the following special rules shall apply in determining his Credited Service:

      (1) New Accounts will be established to reflect his interest in the Plan attributable to his Service after the Break in Service.

      (2) If he is reemployed after the occurrence of a five-consecutive-year Break in Service, Credited Service after the Break in Service will not increase his vested interest in his Accounts attributable to Service prior to the Break in Service.

      (3) After he completes one (1) Plan Year of Credited Service following his reemployment, his Credited Service with respect to his new Accounts will include his Credited Service accumulated prior to the Break in Service.

      (4) In the case of a Participant who is reemployed who has not attained a vested interest under this Plan, Service prior to the Break in Service shall not be included in determining his Credited Service provided the number of consecutive one-year Breaks in Service equals or exceeds the greater of five (5), or the aggregate number of years of Credited Service before such consecutive Breaks in Service.

                                     13.1

SECTION 14. WHEN CAPITAL ACCUMULATION WILL BE DISTRIBUTED.
            ---------------------------------------------

  (a) A Participant's Capital Accumulation will be computed following the termination of his Service. The Committee will, upon implementation of the Plan, determine whether distribution of a Participant's Capital Accumulation for any reason other than retirement, disability or death be made: (i) as soon as reasonably possible after termination of Service, (ii) at some set date or dates during the Plan Year, or (iii) as soon as reasonably possible after a Break in Service has occurred. Once such determination has been made by the Committee, it must be applied equally and in a nondiscriminatory manner to all terminating Participants. In the event of a Participant's retirement, disability or death, his Capital Accumulation will be distributed in a single distribution as soon as reasonably possible after the close of the Plan Year in which the Participant retires, is disabled or dies. In no event, however, shall distribution in such case be delayed later than one year after the close of the Plan Year in which the Participant retires, is disabled or dies. Under certain circumstances described in Section 14(d), the Committee may delay the timing of a distribution to the Participant because the Plan lacks sufficient cash liquidity to convert a Participant's Stock Account to cash. However, in no event shall distribution of the Other Investments Account of a Participant terminating for reasons other than retirement, disability, or death be delayed later than the Anniversary Date of the Plan Year following the year of termination.

  In no event, however (with the exception of Financed Shares described in the succeeding sentence), shall distribution be deferred more than one year after the close of the fifth Plan Year following the Participant's termination of Service (unless the Participant has been reemployed by the Bank at the end of the fifth Plan Year following the termination of Service or the Participant has chosen to delay the distribution of his Capital Accumulation beyond this date). In the event any portion of the Participant's Account consists of Bank Stock attributable to a loan made to the Plan (pursuant to Section 5 of the Plan) which has not been fully repaid, if the Plan lacks sufficient cash liquidity as described in Section 14(d), the above timing as to

                                     14.1
distributions may be delayed until the earlier of the Plan Year in which sufficient cash liquidity is available or the Plan Year following the year in which the loan is fully repaid. Once entitled to distribution, the Participant may choose the following alternative modes of distribution:

     (1) Distribution of a Participant's Capital Accumulation in a single distribution at some later date; or

     (2) Distribution of a Participant's Capital Accumulation in substantially equal, annual installments over a period not exceeding five (5) years (provided that such period does not exceed the life expectancy of the Participant); or

     (3)  Any combination of the foregoing.

  A Participant's consent is required for distributions under Code Section 414(o) while such distributions are immediately distributable. The failure to consent to a distribution by a Participant constitutes an election to defer. The restrictions described therein are applicable to any distribution including one under Code Section 409(o). Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under Code Section 401(a)(31), a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. Notwithstanding Section 14(a)(2) above, if the fair market value of a Participants' Account attributable to Bank Stock is in excess of $500,000 as of the date distribution is to begin, the five-year maximum distribution period shall be extended by one additional year (up to an additional five years) for each $100,000 increment, or fraction of such increment, by which the value of the Participants' Account exceeds $500,000. The $500,000 and $100,000 dollar amounts shall be subject to adjustment in accordance with Section 409(o)(2) of the Code.

  (b) Distribution of a Participant's Capital Accumulation shall commence not later than sixty (60) days after the Anniversary Date coinciding with or next following his Normal Retirement Age (or his termination of Service, if later). The distribution of the Capital Accumulation of any

                                     14.2

Participant with respect to the Plan Year in which he attains age 70 1/2 must commence not later than April 1st of the next Plan Year (even if he has not terminated Service and regardless of any consent requirements pursuant to
Section 15(c) of the Plan). A Participant who terminates Service prior to attaining age fifty-five (55) but after completing at least ten (10) years of Service shall be entitled, upon his request, to have the distribution of his Capital Accumulation commence upon his attaining age fifty-five (55). If the amount of a Participant's Capital Accumulation cannot be ascertained by the Committee by the date on which a distribution is to commence, or if the Participant cannot be located, distribution of his Capital Accumulation shall commence within sixty (60) days after the date on which his Capital Accumulation is able to be determined or after the date on which the Committee locates the Participant.

  (c) If any part of a Participant's Capital Accumulation is retained in the Trust after his Service or participation ends, his Accounts will continue to be treated as provided in Section 6. However, such Accounts will not be credited with any additional Employer Contributions or Forfeitures.

  (d) In accordance with Section 15 of the Plan, if Bank Stock is not readily tradable on an established market, the Participant must be given the right to demand distribution of his Capital Accumulation entirely in cash, Bank Stock or some combination of the two. In such case, the Trustees will strive to create sufficient cash reserves in the Plan to permit a terminating Participant to convert the portion of his Capital Accumulation consisting of Bank Stock to cash. However, should Plan cash reserves not permit conversion of Bank Stock to cash, the Committee may delay distribution of a Participant's Capital Accumulation, within the limits described in Section 14(a), until the date such Plan cash reserves can be reasonably generated through either additional Employer contributions to the Plan or a restructuring of existing Plan assets.

                                     14.3

SECTION 15. HOW CAPITAL ACCUMULATION WILL BE DISTRIBUTED.
- --------------------------------------------------------

  (a) Distribution of a Participant's Capital Accumulation will be made in whole shares of Bank Stock, cash or a combination of both, as determined by the Committee; provided, however, that the Committee shall notify the Participant of his right to demand distribution of his Capital Accumulation entirely in cash or entirely in whole shares of Bank Stock (with the value of any fractional share paid in cash). If Bank Stock is readily tradable on an established market, a Participant need not be given the right to demand distribution in cash. In the event a distribution is to be made in shares of Bank Stock, any balance in a Participants Other Investments Account may be applied to provide whole shares of Bank Stock for distribution, at the then fair market value. If securities acquired with the proceeds of an exempt loan are available for distribution and consist of more than one class of Bank Stock, a Participant must receive substantially the same proportion of each such class of Bank Stock.

  (b) The Trustee will make distributions from the Trust only upon the direction of the Committee. Distribution will be made to the Participant if living, and if not, to his Beneficiary. Upon the death of a Participant, the Participant's Beneficiary shall be his surviving spouse, or if none, his estate. A Participant (with the consent of his spouse, if any) may designate a different Beneficiary (and contingent Beneficiaries) and alternate forms of distribution of his Capital Accumulation from time to time (and may change such designation of Beneficiary or form of distribution at any time) with the consent of his spouse (unless the original consent permits subsequent choice of Beneficiary or form of distribution without further spousal consent) by filing a written designation with the Committee. The consent for a designation of a Beneficiary (or change in designation of Beneficiary and form of distribution) must be in writing, must acknowledge the effect of such election, and must be witnessed by a Plan representative or a notary public. A deceased Participant's entire Capital Accumulation shall be distributed to his Beneficiary within five (5) years after his death, except to the extent that distribution has previously commenced in accordance with Section 14(a).

  (c) The Company shall furnish the recipient of a distribution with the tax explanation required by Section 402(9) of the Code and shall comply with the applicable

                                     15.1
withholding requirements of Section 3405 of the Code with respect to distributions from the Trust (other than any dividend distributions under Section 17(b)). If a Participants Accumulation has at any time exceeded $3,500, no portion of his Capital Accumulation shall be distributed to him without his consent, or where the participant has died, the consent of the surviving Participant's Beneficiary. Regardless of the value of a Participants Capital Accumulation, no distribution may be made under the preceding sentence after the Annuity Starting Date unless the Participant and the spouse of the Participant (or where the Participant has died, the surviving spouse) consents in writing to such distribution in accordance with Section 417 of the Code and the Regulations thereunder.

                                     15.2

SECTION 16. RIGHTS, OPTIONS AND RESTRICTIONS ON BANK STOCK.
            ----------------------------------------------

  (a) Shares of Bank Stock distributed by the Trust shall be subject to a "right of first refusal" if the Bank Stock is not publicly traded at the time the light may be exercised. The right of first refusal shall not be applicable if Bank Stock is publicly traded at the time the right may otherwise be exercised. For this purpose, "publicly traded" refers to shares of Bank Stock which are listed on a national securities exchange or which are quoted on a system sponsored by a national securities association. If the Bank Stock is subject to a right of first refusal, the right shall provide that, prior to any subsequent transfer of such shares, the shares must first be offered for purchase in writing to the Bank, and then to the Trust, at the greater of their then fair market value or a bona fide third party offer. A bona fide written offer from an independent prospective buyer shall be deemed to be the fair market value of such Bank Stock for this purpose. The Bank and the Trustee shall have a total of fourteen (14) days to exercise the right of first refusal on the same terms offered by a prospective buyer. The Bank or the Trustee may require that a Participant entitled to a distribution of Bank Stock execute an appropriate stock transfer agreement (evidencing the right of first refusal) prior to receiving a distribution of Bank Stock.

  (b) In accordance with Section 409(h) of the Code and the regulations thereunder, the Bank shall not be required to issue a "put option" to any Participant who receives a distribution of Bank Stock if the Bank Stock is readily tradable on any established market or if the Bank is not allowed by law to purchase its own stock. If the Bank is permitted by law to purchase its own stock and the Bank's stock is not readily tradable on an established market, the Bank shall issue a "put option" to any Participant who receives a distribution of Bank Stock. The put option shall permit the Participant to sell such Bank Stock to the Bank at any time during two option periods, at the fair market value of such shares. The first put option period shall be for at least sixty
(60) days beginning on the date of distribution. The second put option period shall be for at least sixty (60) days beginning after the new determination of the fair market value of Bank Stock by the Trustee (and notice to the Participant) in the following Plan Year. The Bank may allow the Trustee to purchase shares of Bank Stock tendered to the Bank under a put option. In the event neither the Trustee nor the Bank wishes to purchase such

                                     16.1
shares, then the Participant has the right to demand distribution in cash. If the distribution to the Participant constituted a total distribution within the meaning of Code 409(h)(5), payment of the fair market value of a Participants' Account consisting of Bank Stock may be made in five substantially equal annual payments. The first installment shall be paid not later than 30 days after the Participant exercises the put option. The Plan will pay a reasonable rate of interest (as determined by the Bank or the Trustees) and will provide adequate security on amounts not paid after 30 days. If the distribution to the Participant did not constitute a total distribution within the meaning of Code
Section 409(h)(5), the Participant shall be paid an amount equal to the fair market value of the Bank Stock repurchased no later than 30 days after the Participant exercises the put option.

  (c) The Bank or the Trustee may at any time offer to purchase any shares of Bank Stock (including, if a put option is issued, those shares not sold under the put option described in Section 16(b)) which are held by former Participants (or Beneficiaries), at the then fair market value. The terms of payment for any such purchase of Bank Stock may be either in a lump sum or in installments over a period not exceeding ten (10) years, with interest payable at a reasonable rate on any unpaid installment balance (as determined by the Trustee).

  (d) Shares of Bank Stock held or distributed by the Trustee may include such legend restrictions on transferability as the Bank may reasonably require in order to assure compliance with applicable federal and state securities and banking laws. Except as otherwise provided in this Section 16, no shares of Bank Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell or similar arrangement. Furthermore, except as otherwise provided in this Section 16, the Trustee may not obligate the Plan or Trust to acquire securities from a particular security holder at an indefinite time determined upon the happening of an event. The provisions of this Section 16 shall continue to be applicable to Bank Stock even if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.

                                     16.2

SECTION 17. NO ASSIGNMENT OF BENEFITS, DIVIDENDS, HARDSHIP AND OPTIONAL
            -----------------------------------------------------------
            DISTRIBUTIONS; AND LOANS
            ------------------------

  (a) Prior to a Participant receiving distribution of his Capital Accumulation, such Participant's Capital Accumulation may not be anticipated, assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process, except in accordance with a "qualified domestic relations order" (as defined in Section 414(p) of the Code).

  (b) DIVIDENDS ON ALLOCATED STOCK.  Any cash dividends on Bank Stock allocated
      ----------------------------
to the Accounts of Participants may be paid currently (or within ninety (90) days after the end of the Plan Year in which the dividends are paid to the Trust) in cash to such Participants on a nondiscriminatory basis, as determined by the Committee. Such distribution (if any) of cash dividends to Participants may be limited to dividends on shares of Bank Stock which are then vested or may be applicable to dividends on all shares allocated to Bank Stock Accounts.

  (c) DIVIDENDS USED TO REPAY LOAN TO PLAN.  Any cash dividends on allocated
      ------------------------------------
and unallocated Bank Stock may also be used to repay a loan to the Plan which meets the requirements of Code Section 4975 and the Regulations thereunder. Employer securities with a fair market value of not less than the amount of a dividend used to make payments on a loan in which the proceeds are used to acquire the employer securities (whether or not allocated to participants) with respect to which the dividend is paid shall be allocated to such Participant for the year which (but for Code Section 404(k)(2)(A)) such dividend would have been allocated to such Participant.

  (d) TRUSTEE DISCRETION AS TO DIVIDENDS.  The decision as to whether cash
      ----------------------------------
dividends on Bank Stock will be distributed to Participants, used to repay a loan to the ESOP, or held in the Trust shall be made in the sole discretion of the Trustee, and the Trustee may request the Bank to pay such dividends directly to Participants.

  (e) HARDSHIP DISTRIBUTIONS. Upon prior written notice but not more than
      ----------------------
once in any two year period, a Participant under age 59 1/2 years may be permitted to make a withdrawal from his Salary Reduction Account in accordance with the rules listed below:

                                     17.1

     (1) An application for approval shall be made in writing on a form provided for such purposes by the Committee, and

     (2)  Withdrawals shall be subject to the following conditions:

               (i) Withdrawals shall be approved only on account of an immediate and heavy financial need and shall be approved only up to the amount that is necessary to satisfy such financial need. The determination of the existence of an immediate and heavy financial need and of the amount necessary to meet such need is to be made in a nondiscriminatory and objective manner on the basis of all relevant facts and circumstances. The determination of the Committee as to justification of the withdrawal and the amount thereof shall be final.

               (ii) A distribution will generally be treated as necessary to satisfy a financial need if the Committee reasonably relies upon the Participants' representation that the need cannot be relieved:

               (A) through reimbursement or compensation by insurance or otherwise, or

               (B) by reasonable liquidation of the Participants' assets (or those of his spouse), to the extent such liquidation would not itself cause any immediate and heavy financial need, or

               (C) by cessation of Salary Reduction Contributions under the Plan, or

               (D) by other distributions or nontaxable (at the time of the loan) loans from any tax-qualified employee benefit plans maintained by the Employer or any other employer of the Participant, or by borrowing from commercial sources on reasonable commercial terms.

          (iii) For the purpose of this Section, the term "financial hardship" shall mean the financial inability to the Participant to provide the necessary funds:

                      (A) to meet the extraordinary medical expenses (described in Code Section 213(d)) incurred by the Participant, the Participants spouse, or any dependents of the Participant (as defined in Code Section 152), or

                      (B) to provide payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his or her spouse, children or dependents, or

                      (C) to provide funds for the purchase (excluding mortgage payments) of a principal residence for the Participant or to provide funds to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

                                     17.2

          (iv) Withdrawals shall be in an amount of not less than five hundred dollar ($500) and shall not exceed one hundred percent (100%) of the portion of the Participant's Salary Reduction Contribution Account which is not invested in Bank Stock.

          (v)    Withdrawals shall be made in cash.

  However, a Participant shall cease Salary Deferrals for a one year period after receipt of a hardship distribution.

  (f) A Participant may elect to receive a distribution of his Salary Reduction Account upon attainment of age fifty-nine and one-half (59 1/2) by providing written notification to the Administrative Committee.

  (g) LOANS TO PARTICIPANTS.  The Committee is hereby designated with sole
      ---------------------
authority and responsibility to approve or deny loans and, except as provided in this Section, collect unpaid loans. Loans may be made on any Quarterly Date upon the written application of a Participant submitted to the Committee during the period 30 days prior to and ending 15 days before the date the loan is to be made. Loans should be made only for reasons of financial hardship described in
Section 17(e) and in amounts no less than $1,000.

  Written application shall be in a form acceptable to the Trustee and shall set forth the reason the loan is being requested. Loans shall be made available to all Participants in a uniform and nondiscriminatory manner. All loans will be adequately secured and will bear a reasonable rate of interest as determined by the Committee. The term of the loan shall be determined by the Committee, but shall not exceed five (5) years, except that the Committee, in its discretion, may permit a repayment period in excess of five years for loans used to acquire, construct, or substantially rehabilitate any dwelling unit which is to be used as a principal residence of the Participant.

  The Committee shall bear sole responsibility for ensuring compliance with all applicable federal or state laws and regulations. Each loan shall be secured by a written assignment of that portion of the Participant's vested Account which the Committee determines to be necessary to adequately secure repayment of the loan. However, no portion of the Participant's Capital Accumulation may be used as security for such loan unless the spouse (if

                                     17.3

any) consents in writing to such use during the 90-day period ending on the date on which the loan is secured. No loan shall be approved by the Committee to any Participant in any amount which exceeds (1) minus (2) where:

  (1) is the lesser of:

      (i)    $50,000; or

      (ii) fifty percent (50%) of the Participants Vested Account or one hundred percent (100%) of the Participant's Other Investment Account, whichever is greater.

  (2) is the aggregate unpaid amount of all loans made to the Participant under this or any other qualified plan maintained by the Employer.

  Each loan shall be made from the borrowing Participant's Account. Repayments of the loan and interest shall be credited to his Account. No loan shall be considered a general investment of the Trust Fund. In the event a Participant does not repay the principal of such loan within the time prescribed by the Committee or interest thereon at such times as are required by the terms of the loan or if the Participant ceases to be an Employee while such Participant has a loan which is outstanding, the Committee may direct the Trustee to take such action as the Committee may reasonably determine, including:

  (1) demand repayment of the loan and institute legal action to enforce collection, or

  (2) demand repayment of the loan and charge the total amount against the balance credited to the Participant's vested Account which was assigned as security, and reduce any payment or distribution from the Trust Fund to which the Participant or his Beneficiary may become entitled to the extent necessary to discharge the obligation on the loan.

                                     17.4

SECTION 18. ADMINISTRATION.

  The Plan will be administered by a Board of Trustees (the "Trustee") and an Administrative Committee (the "Committee"), each composed of individuals appointed by the Board of Directors to serve at its pleasure and without compensation. The Trustee shall be the named fiduciary with authority and responsibility for the management and investment of the Trust Assets. The Committee members shall be the named fiduciaries with authority to control and manage all other aspects of the administration of the Plan. Any Committee member may also serve as a Trustee of the Plan, if so designated by the Board of Directors.

  Committee action shall be by vote of a majority of the members at a meeting or in wilting without a meeting. Minutes of each meeting of the Committee shall be kept. The Committee shall make such rules, regulations, computations, interpretations, and decisions, and shall maintain such records and accounts as may be necessary to administer the Plan in a nondiscriminatory manner for the exclusive benefit of the Participants and their Beneficiaries, as required under the Code and ERISA. The Committee shall establish procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders (in accordance with Section 414(p) of the Code). The costs associated with such qualified orders shall be charged to the Account of the Participant to whom the order relates.

  The Committee will give instructions to the Trustee with respect to matters which require instructions, as provided in this Plan and the Trust Agreement. The Committee members may allocate their fiduciary responsibilities among themselves and may designate other persons (including the Trustee) to carry out its fiduciary responsibilities under the Plan. In the event that the Committee specifically designates the Trustee to perform any of the Committee's fiduciary responsibilities, or if the Trustee is composed - of the same individuals as the Committee, then any specific instructions otherwise required by the Plan or Trust Agreement from the Committee to the Trustee with respect to such designated fiduciary responsibilities shall not be required.

  The Trustee shall be responsible for investing the Trust Assets under the Plan. The Trustee shall establish a funding policy and method for acquiring Bank Stock for the Trust in a manner that is consistent with the objectives of the Plan and the requirements of ERISA. If Bank Stock is readily tradable on an established securities market, the fair market value of

                                     18.1

Bank Stock shall be based upon the offering price established by current bid and asked prices quoted by persons independent of the Bank, pursuant to Section 3(18)(A)(ii) of ERISA. In the absence of Bank Stock trading on an established securities market, all valuations of Bank Stock pursuant to activities carried on by the Plan shall be made by an independent appraiser meeting requirements similar to those contained in Treasury Regulations under Section 170(a)(1) of the Code. In the case of a transaction between the Plan and a disqualified person, value must be determined as of the date of the transaction. For all other purposes, value must be determined as of the most recent valuation date under the Plan. An independent appraisal will not in itself be a good faith determination of value in the case of a transaction be the Plan and a disqualified person. However, in other cases, a determination of fair market value based on at least an annual appraisal independently arrived at by a person who customarily makes such appraisals and who is independent of any party to a transaction under Sections 54.4975-7(b)(9) and (12) will be deemed to be a good faith determination of value.

  The Trustee and the Committee are empowered, on behalf of the Plan, to employ investment advisers, accountants, legal counsel and other agents to assist them in the performance of their duties under the Plan. The Bank shall secure fidelity bonding for the fiduciaries of the Plan, as required by Section 412 of ERISA. All reasonable expenses of the Trustee and the Committee shall be paid as provided in Section 7. The Bank shall indemnity each member of the Board of Trustees and the Committee against any personal liability or expense, except such liability or expense as may result from his own willful misconduct.

  The Bank shall be the Plan Administrator under Section 414(g) of the Code and under Section 3(16)(A) of ERISA. The Committee shall be the designated agent of the Plan for the service of legal process.

                                     18.2

SECTION 19. CLAIMS PROCEDURE.
            -----------------

  Unless otherwise specified in the Plan, distributions of Capital Accumulations under the Plan will normally be paid without a Participant (or Beneficiary) having to file a claim for benefits. However, a Participant (or Beneficiary) who does not receive a distribution to which he believes he is entitled may present a claim to the Committee for any unpaid benefits. All questions and claims regarding benefits under the Plan shall be acted upon by the Committee.

  Each Participant (or Beneficiary) who wishes to file a claim for benefits with the Committee shall do so in writing, addressed to the Committee or to the Bank. If the claim for benefits is wholly or partially denied, the Committee shall notify the Participant (or Beneficiary) in writing of such denial of benefits within ninety (90) days after the Committee initially received the benefit claim.

  Any notice of a denial of benefits shall advise the Participant (or Beneficiary) of:

     (a)  the specific reason or reasons for the denial;

     (b)  the specific provisions of the Plan on which the denial is based;

     (c) any additional material or information necessary for the Participant (or Beneficiary) to perfect his claim and an explanation of why such material or information is necessary; and

     (d) the steps which the Participant (or Beneficiary) must take to have his claim for benefits reviewed.

  Each Participant (or Beneficiary) whose claim for benefits is denied shall have the opportunity to file a written request for a full and fair review of his claim by the Committee, to review all documents pertinent to his claim and to submit a written statement regarding issues relative to his claim. Such written request for review of his claim must be filed by the Participant (or Beneficiary) within sixty (60) days after receipt of written notification of the denial of his claim.

  The decision of the Committee will be made within sixty (60) days after receipt of a request for review and shall be communicated in wilting to the claimant. Such written notice shall set forth the specific reasons and specific Plan provisions on which the Committee based its

                                     19.1
decision. If there are special circumstances (such as the need to hold a hearing) which require an extension of time for completing the review, the Committee's decision shall be rendered not more than one hundred twenty (120) days after receipt of a request for review.

  All notices by the Committee denying a claim for benefits, and all decisions on request for a review of the denial of a claim for benefits, shall be written in a manner calculated to be understood by the Participant (or Beneficiary) filing the claim or requesting the review.

                                     19.2

SECTION 20. GUARANTIES.
            -----------

  All Capital Accumulations will be paid only from the Trust Assets. An Employer, the Trustee or the Committee shall not have any duty or liability to furnish the Trust with any funds, securities or other assets, except as expressly provided in the Plan.

  The adoption and maintenance of the Plan shall not be deemed to constitute a contract of employment or otherwise between an Employer and any Employee, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained in this Plan shall be deemed to give an Employee the right to be retained in the Service of an Employer or to interfere with the right of an Employer to discharge, with or without cause, any Employee at any time.

                                     20.1

SECTION 21. FUTURE OF THE PLAN.
            ------------------

  As future conditions cannot be foreseen, the Bank reserves the right to amend or terminate the Plan (in whole or in part) and the Trust Agreement at any time, by action of its Board of Directors. Neither amendment nor termination shall retroactively reduce the vested rights of Participants or permit any part of the Trust Assets to be diverted to or used for any purpose other than for the exclusive benefit of the Participants (and their Beneficiaries).

  The Bank specifically reserves the right to amend the Plan and the Trust Agreement retroactively in order to satisfy any applicable requirements of the Code and ERISA. The Plan may only be amended to eliminate or reduce benefits of a Participant if the amendment constitutes timely compliance with a change in law affecting plan qualification, the IRS gives Code Section 7805(b) relief, and the elimination or reduction is made only to the extent necessary to comply with the plan qualification rules.

  The Bank further reserves the right to terminate the Plan in the event of a determination by the Internal Revenue Service (after a timely Application for Determination is filed by the Bank) that the Plan initially fails to satisfy the requirements of Section 401(a) and 4975(e)(7) of the Code. In that event, all Trust Assets shall (upon written direction of the Bank) be returned to the Bank, and the Plan and the Trust shall terminate.

  If the Plan is terminated (or partially terminated) by the Bank, participation of all Participants affected by the termination will end. The Accounts of all Participants affected by the will become nonforfeitable as of the date of termination. A complete discontinuance of Employer Contributions shall be deemed to be a termination of the Plan for this purpose. The Plan will not be considered "terminated," however, if Employer Contributions are replaced by contributions to a comparable plan that meets the requirements of Section 401
(a) of the Code. After termination of the Plan, the Trust will be maintained until the Capital Accumulations of all Participants have been distributed. Capital Accumulations will be distributed following termination of the Plan in accordance with Section 14 of the Plan.

  In the event of the merger or consolidation of this Plan with another Plan, or the transfer of Trust Assets (or liabilities) to another Plan, the Account balances of each Participant

                                     21.1
immediately after such merger, consolidation or transfer must be at least as great as immediately before such merger, consolidation or transfer (as if the Plan had then terminated).

                                     21.2

SECTION 22. "TOP HEAVY" CONTINGENCY PROVISIONS.
            -----------------------------------

  (a) The provisions of this Section 22 are included in the Plan pursuant to
Section 401(a)(10)(B)(ii) of the Code and shall become applicable only if the Plan becomes a "topheavy plan" under Section 416(g) of the Code for any Plan Year.

  (b) The determination as to whether the Plan becomes "top-heavy" for any Plan Year shall be made as of the Anniversary Date of the immediately preceding Plan Year by considering the Account balances of Participants in (1) the Plan, (2) any other plan (such as a defined contribution or defined benefit plan) of the Employer in which a Key Employee participates (in the Plan Year containing the determination date or any of the preceding four Plan Years, even if the plan was terminated), and (3) each other plan which enables any plan in which a Key Employee participates during the period tested to meet the requirements of Code
Section 401 (a)(4) or 410(b). All employers aggregated under Code Section 414(b), (c), (m) or (o) are considered a single employer. The Plan (and any other defined contribution plan or any defined benefit plan) shall be "top-heavy" only if the total of the Account balances under the Plan and any other defined contribution plan and the value of accrued benefits under any defined benefit plan for Key Employees as of the determination date for that Plan Year exceeds sixty percent (60%) of the total of the Account balances for all Participants. For such purpose, Account balances (including Participants' Account balances under any other defined contribution plan) and accrued benefit values shall be computed and adjusted pursuant to Section 416(g) of the Code. In determining Key Employees under this Section 22(b), the term plan annual compensation" in Section 416(i)(1)(A) of the Code shall mean Compensation (as defined in Section 2).

  Employer Discretionary Matching Contributions allocated to Key Employees are treated as Employer Contributions for purposes of determining the minimum contribution or benefit under section 416. However, if the Plan uses contributions allocated to Employees other than Key Employees on the basis of Employee Contributions or Salary Reduction Contributions to satisfy the minimum contribution requirement, these contributions are not treated as Employer

                                     22.1

Discretionary Matching Contributions for purposes of applying the requirements of sections 401(k) and 401(m) for Plan Years beginning after December 31, 1988. These contributions must meet the nondiscrimination requirements of section 401(a)(4) without regard to section 401 (m).

  (c) For any Plan Year in which the Plan is "top-heavy," each Participant who is an Employee on the Anniversary Date and is not a participant in a defined benefit plan and who is a Non-Key Employee shall receive, regardless of his Hours of Service for that Plan Year, a minimum allocation of Employer Contributions and Forfeitures which is equal to the lesser of:

      (1)  Three percent (3%) of his Compensation; or

      (2) The same percentage of his Compensation as the allocation to the Key Employee for whom the Percentage is the highest for that Plan Year. For purposes of this calculation, any salary reduction or other similar arrangement of a Key Employee shall be included in determining the percentage allocation to a Key Employee.

If such Employee is also a Participant in any other defined contribution plan, he shall receive only the minimum allocation in this Plan and shall not receive the minimum allocation provided in the defined contribution plan.

  (d) For any Plan Year in which the Plan is "top-heavy," each Participant who is an Employee on the Anniversary Date and is also a participant in a defined benefit plan and who is a Non-Key Employee shall receive only the defined benefit minimum provided in the defined benefit plan and shall not receive the minimum allocation provided in Section 22(c) of this Plan (or the minimum allocation in any other defined contribution plan).

  (e) For any Plan Year, including years in which the Plan is "top-heavy", Compensation of each Employee for purposes of the Plan shall not take into account any amount in excess of $200,000, as adjusted for increases in the cost of living pursuant to Section 416(d)(2) of the Code.

  (f) For any Plan Year in which the Plan is "top-heavy," with respect to any Participant who is covered under a defined benefit plan, the "defined benefit plan fraction" and the "defined contribution plan fraction" referred to in
Section 6(g) shall be computed by substituting "1.0" in

                                     22.2
lieu of "1.25" in both denominators.

  (g) The Capital Accumulation of an Employee who has not performed any Service for the Employer at any time during the five-year period ending on the determination date is excluded from the calculation to determine top-heaviness.

                                     22.3

SECTION 23.  DIVERSIFICATION.
             ----------------

     (a) Within 90 days after the last day of each Plan Year during the Participants' Qualified Election Period, any Plan participant who has attained age fifty-five (55) and has completed ten (10) years of service with the Employer (i.e., a "Qualified Participant") shall have the right to make an election to direct the Plan as to the investment of twenty-five percent (25%) of the total number of shares of employer securities acquired by or that have been contributed to the Plan that have ever been allocated to a qualified Participant's account before the most recent plan allocation date; less the number of shares of employer securities previously distributed, transferred, or diversified pursuant to a diversification election. Within 90 days after the close of the last Plan Year in the Participants' Qualified Election Period, a Qualified Participant may direct as to the investment of fifty percent (50%) of the value of such Account. The term Qualified Election Period shall mean the six (6) Plan Year period beginning with the Plan Year in which a Plan Participant first becomes a Qualified Participant (i.e., attainment of age sixty
(60)).
     (b) Method of Directing Investment.  The Participant's election to
         ------------------------------
diversify his Account shall be provided to the Plan Administrator in writing and shall be effective no later than 180 days after the close of the Plan Year to which the election applies.
     (c) Distribution of Account.  Upon a Qualified Participant applying to
         -----------------------
direct the investment of a portion of the Participant's Account, the Plan may distribute the Account that is covered by the election within 90 days after the last day of the period during which the election can be made. Such distribution shall be subject to such requirements of the Plan concerning put options (Section 16) and such provisions under Section 15 as require the consent of the Participant and the Participant's spouse (if any) to a distribution with a value in excess of $3,500.

                                     23.1

SECTION 24.  GOVERNING LAW.
             -------------

     The provisions of the Plan and the Trust Agreement shall be construed, administered and enforced in accordance with the laws of the State of Florida, to the extent such laws are not superseded by ERISA.

                                     24.1

SECTION 25.  EXECUTION.
             ---------

     To record the adoption of this Plan, the Bank has caused this document to be executed this 22nd day of March, 1994.
                 ----        -----


                                    TIB BANK OF THE KEYS


                                    By:R.A. Drake Jr.
                                       ------------------------
                                       President R. A. Drake, Jr.


                                    By:Susan Beattie
                                       ------------------------
                                       Secretary Susan Beattie

                                     25.1

                               AMENDMENT NUMBER 1
                                     TO THE
                              TIB BANK OF THE KEYS
             EMPLOYEE STOCK OWNERSHIP PLAN (WITH 401(K) PROVISIONS)

     TIB Bank of the Keys, a bank organized and operating under the laws of the state of Florida, hereby adopts the following amendments to the TIB Bank of the Keys Employee Stock Ownership Plan (with 401(k) Provisions) ("Plan") as a condition to the issuance of an IRS Favorable Determination Letter dated March
                                                                         -----
2, 1995.
- -

     1. The definition of "Adjusted Compensation" in Section 2 of the Plan is hereby deleted and replaced with the following language:

     "Wages within the meaning of section 3401(a) (for purposes of income tax withholding at the source) but determined without regard to any rules that limit the remuneration included in images based on the nature or location of the employment or the services performed Adjusted Compensation includes:
     (1) elective contributions that are made by the Employer on behalf of its Employees that are not includable in gross income under section 125, section 402(e)(3), section 402(h) and section 403(b); (ii) compensation deferred under an eligible deferred compensation plan within the meaning of section 457(b) (deferred compensation plans of state and local governments and tax-exempt organizations); and (iii) employee contributions (under governmental plans) described in section 414(h) (2) that are picked up by the employing unit and thus are treated as employer contributions.

     For any Plan Year, however, Adjusted Compensation exceeding $150,000 for any Employee (adjusted in accordance with the Section 415(d) (2) of the Code for cost of living increases) shall not be taken into account. For purposes of applying the $150,000 limit on compensation, the family unit of an Employee who either is a five percent (5%) owner or is both a highly compensated Employee and one of the ten most highly compensated Employees will be treated as a single Employee with one compensation, and, except for the purpose of determining compensation below the Plan's integration level, if applicable, the $150,000 limit will be allocated among the members -of the family in proportion to their respective compensation. For this purpose, a family unit consists of the Employee who is a five percent

     (5%) owner or one of the ten most highly compensated Employees, the Employee's spouse, and the lineal descendants who have not attained age 19 before the close of the year."

     2. The definition of "Highly Compensated Participant" in Section 2 of the Plan is hereby amended to add the following language:

     "Compensation is compensation within the meaning of Section 415(c)(3), including elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement or tax-sheltered annuity. Employers aggregated under Section 414(b), (c), (m), or (o) are treated as a single Employer."

     3.   Section 4(2)(c) is hereby amended to add the following language:

     "In calculating the actual deferral percentage for purposes of section 401
     (k), the actual deferral ratio of a Highly Compensated Participant will be determined by treating all cash or deferred arrangements under which the Highly Compensated Participant is eligible (other than those that may not be permissively aggregated) as a single arrangement."

     4. The first paragraph of Section 4(2)(d) of the Plan is hereby amended to add the following language:

     "The income allocable to excess contributions includes income for the Plan year for which the excess contributions were made. The income allocable to excess contributions is equal to the sum of the allocable gain or loss for the Plan Year. The income or loss allocable to excess contributions is the sum of : (1) income or loss allocable to the Participant's Salary Reduction Account (and, if applicable, the Basic Contribution Account or the qualified matching contributions account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's excess contributions for the year and the denominator is the Participant's account balance attributable to Salary Reduction Contributions (and Employer Discretionary Basic Contributions or qualified matching contributions, or both, if any of such contributions are included in the ADP test without regard to any income or loss occurring during such Plan Year; and (2) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month."

     5. Subsection (2) in Section 4(2)(e) of the Plan is hereby deleted and replaced with the following language:

     "(2) is conditioned upon initial qualification of the Plan under Code
     Section 401 (a) and the Plan does not so qualify and/or contributions to the Plan are determined to be nondeductible"

     6. Section 4(3)(a) of the Plan is hereby amended to add the following language:

     "The actual contribution ratio of a Highly Compensated Participant will be determined by treating all plans subject to Section 401(m) under which the Highly Compensated Participant is eligible (other than those that may not be permissively aggregated) as a single plan."

     7. Section 4(3)(d) of the Plan is hereby deleted and replaced with the following language:

     "(d) To the extent Matching Contributions are used, pursuant to Plan
     Section 4(2)(c), to compute the Maximum Deferral Percentage Limit under Code Section 401(k), they will not be used to compute the Maximum Contribution Percentage Limit under Code Section 401(m). Furthermore, at the election of the Employer, Employer Discretionary Basic Contributions (to the extent not utilized to compute the Maximum Deferral Percentage Limit under Code Section 401(k)) may be used in the computation of the Maximum Contribution Percentage Limit under Code Section 401(m). Employer Discretionary Basic Contributions may be treated as Employer Discretionary Matching Contributions for purposes of the actual contribution percentage test of Section 401 (m) only if such contributions are nonforfeitable and made distributable only under the following circumstances: (1) The Employee's retirement, death, disability, or separation from service; (2) The termination of the Plan without establishment or maintenance of another defined contribution plan (other than an ESOP or SEP); (3) In the case of a profit sharing or stock bonus plan, the Employee's attainment of age 59 1/2; (4) The sale or other disposition by a corporation to an unrelated corporation of substantially all of the assets used in the trade or business, but only with respect to Employees who continue employment with the acquiring corporation and the acquiring corporation does not maintain the Plan after the disposition, and (5) The sale or other disposition by a corporation of its interest in the subsidiary to an unrelated entity, but only with respect to Employees who continue employment with the subsidiary and the acquiring entity d oes not maintain the Plan after the disposition. Paragraphs 2, 4, and 5 above, apply only if the transferor corporation continues to maintain the Plan. Employer Discretionary Basic Contributions which may be treated as Employer Discretionary Matching Contributions must satisfy these requirements without regard to whether they are actually taken into account as Employer Discretionary Matching Contributions. Salary Reduction Contributions and/or Employer Discretionary Basic Contributions may be treated as Employer Discretionary Matching Contributions only if the conditions described in Section 1.401(m)-I(b)(5) of the Regulations are satisfied."

     8. The first three paragraphs of Section 6(g) of the Plan are hereby deleted and replaced with the following language:

     "(g) Allocation Limitations. For each Plan Year, the Annual Additions with
          ----------------------
     respect to any Participant may not exceed the lesser of:

     (1) Twenty five percent (25%) of his Compensation; or
     (2) The Defined Contribution Dollar Limitation.

     For this purpose, "Annual Additions " shall be the total amount of any Employer Contributions, Salary Reduction Contributions, voluntary contributions and Forfeitures (including any income attributable to Forfeitures and amounts described in Code Sections 415(f)(l), and 419A (d)
     (2)) allocated to the Participant in this Plan and any other Employer defined contribution plan. For purposes of applying these limitations only, the Plan uses the safe harbor definition of Compensation pursuant to Treasury Regulation Section 1.415-2(d)(10), as defined in Section 2 of the Plan. In computing Annual Additions, Forfeitures of Bank Stock and Employer Contributions of Bank Stock shall be based on the fair market value of Bank Stock as of the Anniversary Date.

        Prior to the allocation of the Employer Contributions for any Plan Year, the Committee shall determine whether the amount to be allocated would cause the limitation described herein to be exceeded as to any Participant. In the event that the limitation is exceeded for any Participant due to the allocation of a forfeiture or a reasonable error in the estimation of a Participant's Compensation, the excess shall be maintained in a separate suspense account and shall be allocated in the next limitation year to all of the Participants in the Plan as if such amounts were an additional contribution to the appropriate Account. No contributions which would be included in the next limitation year's Annual Addition may be made before the total suspense account has been reallocated.

        Any excess amount shall be reallocated among the Accounts of the other Participants according to the ratio which the Adjusted Compensation of each such Participant bears to the total Adjusted Compensation of all such Participants for the Plan Year, to the extent possible, without exceeding the limitations with respect to any other Participant for that Plan Year. Notwithstanding the above, elective deferrals (within the meaning of section 402(g)(3)) may be distributed or Employee contributions (whether voluntary or mandatory) may be returned to the extent that the distribution or return would reduce the excess amounts in the Participants account. These amounts are disregarded for purposes of section 402(g), the actual deferral percentage test of section 401(k)(3), and the actual contribution percentage test of section 401(m)(2). If gains attributable to the returned Employee contributions are not returned, such earnings will be considered as an Employee contribution for the limitation year in which the returned contribution was made."


     9. The last sentence in Section 60) of the Plan is hereby deleted and replaced with the following language:

     "Employer Securities with a fair market value of not less than the amount of a dividend used to make payments on a loan in which the proceeds are used to acquire the Employer Securities (whether or not allocated to Participants) with respect to which the dividend is paid are allocated to such Participant for the year which (but for Code Section 404(k) (2) (A)) such dividend would have been allocated to such Participant."

     10. Section 12(d) of the Plan is hereby deleted and replaced with the following language:

     "(d) Subsequent Vesting. If a Participant received a distribution of his
          ------------------
     Capital Accumulation based on an in service distribution, his Capital Accumulation ("X") shall be determined (prior to one hundred percent (100%) vesting) at the time his participation in the Plan subsequently terminates, in accordance with the following formula:

                                X= P(AB + D) - D

     For purposes of applying this formula, P is the vested percentage at the time of the subsequent termination; AB is the total of such Account balances at that time; and D Is the amount of his Capital Accumulation previously distributed."

    11. Section 12(e) is hereby deleted in its entirety, and the subsequent Subsection (f) is redesignated as (e).

     12. The first paragraph in Section 14(a) of the Plan is hereby deleted and substituted therefor is the following language:

     "A Participant's Capital Accumulation will be computed following the termination of his Service. Distribution of a Participant's Capital Accumulation for any reason other than retirement, disability or death shall commence as soon as reasonably possible after a Break in Service has occurred In the event of a Participant's retirement, disability or death, his Capital Accumulation will be distributed as soon as reasonably possible after the close of the Plan Year in which the Participant retires, is disabled or dies. In no event however, shall distribution in such case be delayed later than one year after the close of the Plan Year in which the Participant retires, is disabled or dies. Under certain circumstances described in Section 14(d), the Committee may delay the timing of a distribution to the Participant because the Plan lacks sufficient cash liquidity to convert a Participant's Stock Account to cash. However, in no event shall distribution of the Other Investments Account of a Participant terminating for reasons, other than retirement, disability, or death be delayed later than the Anniversary Date of the Plan Year following the year of termination."

     13. The first sentence in the third paragraph of Section 14(a) of the Plan is hereby deleted and substituted therefor is the following language:

     "A Participant's consent is required for distributions when the value of the vested portion is greater than $3,500 while such distributions are immediately distributable (prior to the later of the time a Participant has attained Normal Retirement Age (as defined in section 411(a)(8)) or age
     62). Amounts attributable to elective contributions may not be distributed earlier than upon one of the following events: (1) The Employee's retirement, death, disability or separation from service; and (2) The termination of the Plan without establishment or maintenance of another defined contribution plan (other than an ESOP or SEP)."

     14. The second sentence in Section 15(c) of the Plan is hereby deleted and replaced with the following language:

     "If a Participant's Capital Accumulation exceeds or at the time of a prior distribution exceeded $3,500 and is immediately distributable, no portion of his Capital Accumulation shall be distributed to him without his consent."

     15. The fourth and fifth sentence in Section 16(a) of the Plan is hereby deleted and replaced with the following, language:

     "If the Bank Stock is subject to a right of first refusal, the right shall provide that, prior to any subsequent transfer of such shares, the shares must first be offered for purchase in writing to the Bank; and then to the Trust, at the greater of fair market value (as determined under Section 18) or an arms-length third party offer. Fair market value for all purposes of the Plan will be determined pursuant to Section 18."

     16.  The seventh sentence is Section 16(b) of the Plan is hereby deleted.

     17. The last sentence in the first paragraph of Section 22(b) of the Plan is hereby deleted and replaced with the following language:

     "In determining Key Employees under this Section 22(b), the term "annual compensation" in Section 416(i) (1) (A) of the Code shall mean Adjusted Compensation (as defined in Section 2)."

     18. Section 22(e) of the Plan is hereby deleted and substituted therefore is the following language:

     "For Plan Years beginning before January 1, 1994, including years in which the Plan is "top-heavy", Compensation of each Employee for purposes of the Plan shall not take into account any amount in excess of $200, 000, as adjusted for increases in the cost of living pursuant to Section 416(d)(2) of the Code. For Plan Years beginning on or after January 1, 1994, including years in which the Plan is "top-heavy", Compensation of each Employee for purposes of the Plan shall not take into account any amount in excess of $150,000, as adjusted for increases in the cost of living pursuant to Section 416(d)(2) of the Code. Compensation means compensation within the meaning of section 415(c)(3) without regard to sections 125, 402(e)(3), and 402(h)(1)(B), and in the case of Employer Contributions made pursuant to a salary reduction agreement, without regard to section 403(b)."

     19. Section 23(a) of the Plan is hereby deleted and replaced with the following language:

     "For Bank Stock acquired on or after January 1, 1994, within 90 days after the last day of each Plan Year during the Participants' Qualified Election Period, any Plan Participant who has attained age fifty-five (55) and has completed ten (10) years of service with the Employer (i.e., a "Qualified Participant") shall have the right to make an election to direct the Plan as to the investment of twenty-five percent (25%) of the total number of shares of Employer Securities acquired by or that have been contributed to the Plan that have ever been allocated to a qualified Participant's Account on or before the most recent Plan allocation date; less the number of shares of Employer Securities previously distributed, transferred, or diversified pursuant to a diversification election. Within 90 days after the close of the last Plan year in the Participants' Qualified Election Period, a Qualified Participant may direct the Plan as to the investment of fifty percent (50%) of the value of such Account. The term Qualified Election Period shall mean the six (6) plan year period beginning with the later of the first plan year in which the individual first became a qualified participant or the first plan year beginning after December 31, 1986."

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of TIB Bank of the Keys hereby adopts this Amendment Number I to TIB Bank of the Keys Employee Stock Ownership Plan (with 4Ol(k) Provisions) on this 9th day of March,
                                                               ---        -----
1995.

                                        TIB BANK OF THE KEYS

                         By:     R.A. Drake Jr.
                                --------------------------------------
                                 R.A. Drake, Jr.

                         As Its: President and Chief Executive Officer
                                --------------------------------------